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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

H&R BLOCK, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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4400 Main Street
Kansas City, Missouri 64111

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD SEPTEMBER 7, 2006

The annual meeting of shareholders of H&R Block, Inc., a Missouri corporation (the “Company”), will be held in the H&R Block City Stage Theater at Union Station located at 30 West Pershing (corner of Pershing and Main Street), Kansas City, Missouri, on Thursday, September 7, 2006 at 9:00 a.m., Kansas City time (CDT). Shareholders attending the meeting are asked to park in The Yards Parking Lot located on the west side of Union Station. The meeting will be held for the following purposes:

1.	The election of four Class II directors (nominees are Jerry D. Choate, Henry F. Frigon, Roger W. Hale and Len J. Lauer) to serve until the 2009 annual meeting and until their successors are elected and qualified (See page 3);

2.	The approval of an amendment to the 1999 Stock Option Plan for Seasonal Employees to extend the Plan for three years, such that it will terminate, unless further extended, on December 31, 2009 (See page 11);

3.	The approval of the material terms of performance goals for performance shares issued pursuant to the 2003 Long-Term Executive Compensation Plan (See page 14);

4.	The ratification of the appointment of KPMG LLP as the Company’s independent accountants for the fiscal year ending April 30, 2007 (See page 15); and

5.	The transaction of any other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on July 5, 2006 as the record date for determining shareholders of the Company entitled to notice of and to vote at the meeting.

By Order of the Board of Directors
BRET G. WILSON
Secretary

Kansas City, Missouri
August 16, 2006

          A proxy for the annual meeting is enclosed. Even though you may plan to attend the meeting in person, please promptly vote by telephone or Internet or by completing the enclosed proxy card and returning it in the enclosed postage-paid envelope. Telephone and Internet voting information is provided on the proxy card. If you are present at the meeting and desire to vote in person, your vote by proxy will not be used.

H&R BLOCK 2006 Proxy Statement

H&R BLOCK, INC.
PROXY STATEMENT
FOR THE 2006 ANNUAL MEETING OF SHAREHOLDERS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

The Board of Directors (the “Board of Directors” or “Board”) of H&R Block, Inc., a Missouri corporation (“H&R Block” or the “Company”) solicits the enclosed proxy for use at the annual meeting of shareholders of the Company to be held at 9:00 a.m. (CDT), on Thursday, September 7, 2006 in the H&R Block City Stage Theater at Union Station located at 30 West Pershing (corner of Pershing and Main Street), Kansas City, Missouri. This Proxy Statement contains information about the matters to be voted on at the meeting and the voting process, as well as information about our directors and executive officers.

WHY DID I RECEIVE THIS PROXY STATEMENT?

The Board of Directors is soliciting your proxy to vote at the annual meeting because you are a shareholder at the close of business on July 5, 2006, the record date, and are entitled to vote at the meeting. This proxy statement, the proxy card and Annual Report to Shareholders for the fiscal year ended April 30, 2006 are being made available to shareholders beginning on or about August 16, 2006. This proxy statement summarizes the information you need to know to vote at the annual meeting. You do not need to attend the annual meeting to vote your shares.

WHAT AM I VOTING ON?

You are voting on four items of business at the annual meeting:

▪	The election of four Class II directors (nominees are Jerry D. Choate, Henry F. Frigon, Roger W. Hale and Len J. Lauer) to serve until the 2009 annual meeting and until their successors are elected and qualified;
▪	The approval of an amendment to the 1999 Stock Option Plan for Seasonal Employees to extend the Plan for three years, such that it will terminate, unless further extended, on December 31, 2009;
▪	The approval of the material terms of performance goals for performance shares issued pursuant to the 2003 Long-Term Executive Compensation Plan; and
▪	The ratification of KPMG LLP as independent accountants for the fiscal year ending April 30, 2007.

WHO IS ENTITLED TO VOTE?

Shareholders of record as of the close of business on July 5, 2006 are entitled to vote at the annual meeting. Each share of H&R Block common stock is entitled to one vote.

WHAT ARE THE VOTING RECOMMENDATIONS OF THE BOARD OF DIRECTORS?

Our Board of Directors recommends that you vote your shares “FOR” each of the Class II nominees named in this proxy standing for election to the Board, “FOR” the amendment to the 1999 Stock Option Plan for Seasonal Employees, “FOR” the approval of the material terms of performance goals for performance shares issued pursuant to the 2003 Long-Term Executive Compensation Plan and “FOR” the ratification of KPMG LLP as our independent accountants.

HOW DO I VOTE?

If you are a registered shareholder, there are four ways to vote:

▪	by toll-free telephone at 1-866-540-5760 and following the instructions on the proxy card;
▪	by Internet at http://www.proxyvoting.com/hrb/ and following the instructions on the proxy card;
▪	by completing and mailing your proxy card; and
▪	by written ballot at the annual meeting.
   If you vote by Internet or telephone, your vote must be received before 11:59 p.m. (ET) on the day before the annual meeting. Your shares will be voted as you indicate. If you do not indicate your voting preferences, the appointed proxies (Tom D. Seip, Louis W. Smith and Rayford Wilkins, Jr.) will vote your shares FOR items 1, 2, 3 and 4. If your shares are owned in joint names, all joint owners must vote by the same method and if joint owners vote by mail, all of the joint owners must sign the proxy card.
   If your shares are held in a brokerage account in your broker’s name (this is called street name), you should follow the voting directions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by telephone or the Internet to your broker or nominee. If you provide specific voting instructions by mail, telephone, or the Internet, your broker or nominee should vote your shares as you have directed.
   We will pass out written ballots to anyone who wants to vote at the annual meeting. If you hold your shares in street name, you must request a legal proxy from your broker or other nominee to

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vote at the annual meeting. It is important that your shares are represented at the meeting, whether or not you attend the meeting in person. To make sure that your shares are represented, we urge you to vote as soon as possible by Internet, telephone or mail by following the instructions in this proxy statement.

CAN I ATTEND THE MEETING?

All shareholders, properly appointed proxy holders, and invited guests of the Company may attend the annual meeting. Shareholders who plan to attend the meeting must present a valid photo identification. If you hold your shares in street name, please also bring proof of your share ownership, such as a broker’s statement showing that you owned shares of the Company on the record date of July 5, 2006, or a legal proxy from your broker or nominee (a legal proxy is required if you hold your shares in street name and you plan to vote in person at the annual meeting). Shareholders of record will be verified against an official list available at the registration area. The Company reserves the right to deny admittance to anyone who cannot adequately show proof of share ownership as of the record date.

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

If your shares are registered directly in your name with the Company’s transfer agent, Mellon Investor Services LLC (“Mellon Investor Services”) you are considered, with respect to those shares, the “shareholder of record.” The proxy statement, annual report and proxy card have been made available directly to shareholders of record by the Company.
   If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The proxy materials should be forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial holder, you have the right to direct your broker, bank or nominee how to vote and are also invited to attend the annual meeting. However, since you are not a shareholder of record, you may not vote these shares in person at the annual meeting unless you bring with you a legal proxy from the shareholder of record. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or other nominee how to vote your shares.

WHAT ARE BROKER NON-VOTES AND HOW ARE THEY COUNTED?

Broker non-votes occur when nominees, such as brokers and banks holding shares on behalf of the beneficial owners, are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions at least ten days before the annual meeting date. If no instructions are given within that time frame, the nominees may vote those shares on matters deemed “routine” by the New York Stock Exchange. On non-routine matters, nominees cannot vote without instructions from the beneficial owner, resulting in so-called “broker non-votes.” Broker non-votes are not counted for the purposes of determining the number of shares present in person or represented by proxy on a voting matter.

CAN I CHANGE MY VOTE?

If you are a shareholder of record, you may revoke your proxy at any time before it is voted at the annual meeting by:

▪	sending written notice of revocation to the Secretary of the Company;
▪	submitting a new, proper proxy by telephone, Internet or paper ballot, after the date of the revoked proxy; or
▪	attending the annual meeting and voting in person.
   If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote in person at the annual meeting if you obtain legal proxy as described above.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

For all matters to be voted upon at the annual meeting, the affirmative vote of a majority of shares present in person or represented by proxy, and entitled to vote on the matter, is necessary for election or approval.

DO SHAREHOLDERS HAVE CUMULATIVE VOTING RIGHTS WITH RESPECT TO THE ELECTION OF DIRECTORS?

No. Shareholders do not have cumulative voting rights with respect to the election of directors.

WHAT CONSTITUTES A QUORUM?

As of the record date 324,545,858 shares of the Company’s Common Stock were issued and outstanding. A majority of the outstanding shares entitled to vote at the annual meeting, represented in person or by proxy, shall constitute a quorum. Shares represented by a proxy that directs that the shares abstain from voting or that a vote be withheld on a matter shall be deemed to be represented at the annual meeting for quorum purposes. Shares represented by proxy as to which no voting instructions are given as to matters to be voted upon shall be deemed to be represented at the annual meeting for quorum purposes.

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WHO WILL COUNT THE VOTE?

Representatives of Mellon Investor Services, the Company’s transfer agent, will count the vote and serve as the inspectors of election.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

It means your shares are held in more than one account. You should vote all your proxy shares. To provide better shareholder service, we encourage you to have all your shares registered in the same name and address. You may do this by contacting our transfer agent, Mellon Investor Services, at 1-888-213-0968.

CAN I ACCESS THE PROXY STATEMENT AND ANNUAL REPORT ON THE INTERNET INSTEAD OF RECEIVING PAPER COPIES?

This proxy statement and 2006 Annual Report are located on the Company’s website. Most shareholders can access future proxy statements and annual reports on the Internet instead of receiving paper copies in the mail. If you are a shareholder of record, you can choose this option by marking the appropriate box on your proxy card or by following the instructions if you vote by telephone or the Internet. If you choose to access future proxy statements and annual reports on the Internet, you will receive a proxy card in the mail next year with instructions containing the Internet address for those materials. Your choice will remain in effect until you advise us otherwise.
   If you are a beneficial owner, please refer to the information provided by your broker, bank or nominee for instructions on how to access future proxy statements and annual reports on the Internet.

HOW MUCH DID THIS PROXY SOLICITATION COST?

The Company has retained Mellon Investor Services to assist in the solicitation of proxies on behalf of the Board of Directors for a fee of $9,500 plus reimbursement of reasonable expenses. Further, brokers and other custodians, nominees and fiduciaries will be requested to forward soliciting material to their principals and the Company will reimburse them for the expense of doing so.

WHAT IS THE COMPANY’S WEB ADDRESS?

The Company’s home page is www.hrblock.com. The Company’s filings with the Securities and Exchange Commission are available free of charge via a link from this address.

WILL ANY OTHER MATTERS BE VOTED ON?

As of the date of this proxy statement, our management knows of no other matter that will be presented for consideration at the meeting other than those matters discussed in this proxy statement. If any other matters properly come before the meeting and call for a vote of the shareholders, validly executed proxies in the enclosed form will be voted in accordance with the recommendation of the Board of Directors.

ITEM 1 ON FORM OF PROXY

ELECTION OF DIRECTORS –

The Company’s Articles of Incorporation and Bylaws provide that the number of directors to constitute the Board of Directors shall not be fewer than nine nor more than 15, with the exact number to be fixed by a resolution adopted by the affirmative vote of a majority of the entire Board. Effective April 24, 2006, the Board fixed the number of directors to constitute the Board of Directors at 11. The Articles of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes: Class I, Class II and Class III, with each class to consist, as nearly as possible, of one-third of the members of the Board. There are currently four Class I directors, four Class II directors and three Class III directors. The term of office of one class of directors expires at each annual meeting of shareholders. Directors elected at an annual meeting of shareholders to succeed those whose terms expire are identified as being of the same class as those directors they succeed and are elected for a term to expire at the third annual meeting of shareholders after their election.
   At the annual meeting of shareholders to be held on September 7, 2006, four Class II directors will be elected to hold office for three years and until their successors are elected and shall have qualified. Jerry D. Choate, Henry F. Frigon, Roger W. Hale and Len J. Lauer have been nominated for election as Class II directors of the Company. The shares voted by proxy will be voted for the election of all four nominees unless authority to do so is withheld as provided in the form of proxy. All nominees are currently Class II directors of the Company and have consented to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable to accept the office of director. If such contingency should arise, it is the intention of the proxies to vote for such person or persons as the Board of Directors may recommend.
   The nominees for election as Class II directors, the current Class I directors and the current Class III directors are listed below. Donna R. Ecton, Louis W. Smith and Rayford Wilkins, Jr. serve as Class III directors with terms scheduled to expire at the

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annual meeting of shareholders in 2007. Thomas M. Bloch, Mark A. Ernst, David Baker Lewis and Tom D. Seip serve as Class I directors with terms scheduled to expire at the annual meeting of shareholders in 2008. The number of shares of Common Stock beneficially owned by each director is listed under the heading “Security Ownership of Directors and Management” on page 29 of this proxy statement.

NOMINEES FOR ELECTION AT THIS MEETING TO A TERM EXPIRING IN 2009 (CLASS II DIRECTORS):

Jerry D. Choate Director since 2006 Age 67	Mr. Choate retired as Chairman and Chief Executive Officer of Allstate Corporation at year-end 1998. Prior to becoming Chairman, Mr. Choate was President and Chief Executive Officer and held numerous other executive positions during his 36 years with Allstate. Mr. Choate also serves on the Board of Directors of Amgen, Valero Energy Corporation and Van Kampen Mutual Funds. Mr. Choate serves on the Audit Committee.

Henry F. Frigon Director since 1992 Age 71	Mr. Frigon has served as the Vice Chairman of the Board of CARSTAR, Inc., Overland Park, Kansas, since May 2005. Prior to that, Mr. Frigon served as Chairman of the Board of CARSTAR, Inc. from July 1998 until May 2005. He served as Chief Executive Officer of CARSTAR, Inc. from July 1998 until February 2001. Mr. Frigon retired from Hallmark Cards, Inc., Kansas City, Missouri in 1994 where he served as Executive Vice President, Corporate Development & Strategy, and Chief Financial Officer, as well as being a member of its Board of Directors from 1990 until December 1994. Prior to joining Hallmark, Mr. Frigon served as the President and Chief Executive Officer of BATUS, Inc., where he was responsible for the company’s extensive U.S. holdings in retailing, financial services, tobacco and paper. His previous business experience covers a variety of operating, management and board positions with companies such as Masco Corporation, General Housewares, General Foods Corporation and Chase Manhattan Bank. Mr. Frigon received a bachelor’s degree in engineering from Tufts University in 1957 and a Master of Business Administration from New York University in 1961. He also attended Wharton Graduate School at the University of Pennsylvania and completed the Advanced Management Program at Harvard Business School. Mr. Frigon is also a director of Buckeye Technologies, Inc., Packaging Corporation of America, and Tuesday Morning Corporation. Mr. Frigon is Chairman of the Finance Committee of the Board of Directors and a member of the Audit, Compensation and Executive Committees.

Roger W. Hale Director since 1991 Age 63	Mr. Hale served as Chairman and Chief Executive Officer of LG&E Energy Corporation, a diversified energy services company headquartered in Louisville, Kentucky, from August 1990 until retiring in April 2001. Prior to joining LG&E, he was Executive Vice President of BellSouth Corporation, a communications services company in Atlanta, Georgia. From 1966 to 1986, Mr. Hale held several executive positions with AT&T Co., a communications services company, including Vice President, Southern Region from 1983 to 1986. He received a Bachelor of Arts degree from the University of Maryland in 1965 and a Master of Science in Management from the Massachusetts Institute of Technology, Sloan School of Management in 1979. Mr. Hale is also a director of Ashland, Inc., where he serves as Chairman of the Audit Committee and is a member of the Public Policy and Environmental Committees. He has served as the Presiding Director of the Board of Directors since September 8, 2004 and is Chairman of the Executive Committee of the Board of Directors and a member of the Audit, Compensation and Governance and Nominating Committees.

Len J. Lauer Director since 2005 Age 49	Mr. Lauer is currently the Chief Operating Officer of Sprint Nextel Corp. He was President from September 2003 until the Sprint-Nextel merger in August 2005. Prior to that, he was President-Sprint PCS from October 2002 until October 2004, and was President-Long Distance (formerly the Global Markets Group) from September 2000 until October 2002. Mr. Lauer also served in several executive positions at Bell Atlantic Corp. from 1992 to 1998. Prior to this, Mr. Lauer spent the first 13 years of his

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H&R BLOCK 2006 Proxy Statement

business career at IBM in various sales and marketing positions. Mr. Lauer holds a Bachelor of Science degree in Managerial Economics from the University of California, San Diego. Mr. Lauer is also a director of VeriSign, Inc. Mr. Lauer is a member of the Audit Committee of the Board of Directors.

CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2007 (CLASS III DIRECTORS):

Donna R. Ecton Director since 1993 Age 59	Ms. Ecton is currently the Chairman and Chief Executive Officer of EEI Inc., a management consulting firm located in Paradise Valley, Arizona that she founded in 1998. Prior to forming EEI Inc., Ms. Ecton served as the Chief Operating Officer of PETsMART, Inc., Phoenix, Arizona, a retail supplier of products and services for pets, from December 1996 until May 1998 and on the Board of Directors of PETsMART, Inc., from 1994 until 1998. Prior to PETsMART, Ms. Ecton was Chairman, President and Chief Executive Officer of Business Mail Express, Inc., a privately held expedited printing and mailing business, and before that she served as President and Chief Executive Officer of Van Houten North America, Inc. and Andes Candies, Inc., a privately held international confectionary company. Ms. Ecton’s previous business experience covers a variety of management positions with companies such as Nutri/ System, Inc., Campbell Soup Company, Citibank, N.A. and Chemical Bank. She received a Bachelor of Arts in Economics from Wellesley College (Durant Scholar) in 1969 and a Master of Business Administration from the Harvard Graduate School of Business Administration in 1971. Ms. Ecton is Chairman of the Compensation Committee of the Board of Directors and a member of the Executive, Finance and Governance and Nominating Committees.

Louis W. Smith Director since 1998 Age 63	Mr. Smith served as President and Chief Executive Officer of the Ewing Marion Kauffman Foundation, a charitable foundation, Kansas City, Missouri, from July 1997 until April 2002 and President and Chief Operating Officer of the Ewing Marion Kauffman Foundation from June 1995 to July 1997. He also served on the Board of Directors of such Foundation from January 1991 through September 2002. Prior to joining the Foundation, Mr. Smith had a 29-year career with AlliedSignal, Inc. (now Honeywell International), a diversified technology and manufacturing company, retiring as President of the Kansas City Division in 1995. He holds a bachelor’s degree in electrical engineering from the University of Missouri-Rolla and a Master of Business Administration from the Executive Fellows Program at Rockhurst University. Mr. Smith is Chairman of the Audit Committee of the Board of Directors and is a member of the Compensation, Executive and Governance and Nominating Committees of the Board of Directors.

Rayford Wilkins, Jr. Director since 2000 Age 54	Mr. Wilkins has served as Group President, AT&T Inc. (formerly SBC Communications, Inc.), San Antonio, Texas, a diversified telecommunications company and wireless communications provider, since May 2002. Previously he served as President and Chief Executive Officer of Pacific Bell Telephone Company and Nevada Bell Telephone Company, San Ramon, California, from September 2000 until April 2002 and as President of SBC Business Communications Services, San Antonio, Texas, from October 1999 through September 2000. Mr. Wilkins served as President and CEO of Southwestern Bell Telephone Co., San Antonio, Texas, from July 1999 until October 1999. He served as President of Business Communications Services, Pacific Bell Telephone Company, San Ramon, California, from August 1997 until July 1999. He also served as Vice President and General Manager of Southwestern Bell Telephone Co., Kansas City, Missouri, from August 1993 until August 1997. He earned a bachelor’s degree in business administration from the University of Texas in Austin in 1974 and attended the University of Pittsburgh’s Management Program for Executives in October 1987. Mr. Wilkins is a member of the Audit, Finance and Governance and Nominating Committees of the Board of Directors.

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H&R BLOCK 2006 Proxy Statement

CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2008 (CLASS I DIRECTORS):

Thomas M. Bloch Director since 2000 Age 52	Mr. Bloch has served since January 2000 as Vice Chairman of the University Academy, an urban college preparatory charter school that he co-founded in Kansas City, Missouri and as an educator with the University Academy since August 2000. Mr. Bloch served as an educator with St. Francis Xavier School from October 1995 until August 2000. Prior to changing careers, Mr. Bloch had a 19-year career with the H&R Block organization, resigning as President and Chief Executive Officer of the Company in 1995. Mr. Bloch graduated from Claremont McKenna College in Claremont, California in 1976. He is a member of the Finance Committee of the Board of Directors.

Mark A. Ernst Director since 1999 Age 48	Mr. Ernst has served as Chairman of the Board of the Company since September 2002, Chief Executive Officer of the Company since January 2001 and as President of the Company since September 1999. He served as Chief Operating Officer of the Company from September 1998 through December 2000 and as Executive Vice President of the Company from September 1998 until September 1999. Prior to joining the Company, Mr. Ernst served as Senior Vice President, Third Party and International Distribution and Senior Vice President, Workplace Financial Services of American Express Company, a diversified financial services company, Minneapolis, Minnesota, from July 1997 through June 1998 and November 1995 through July 1997, respectively. Mr. Ernst is also a director of Great Plains Energy, Inc. He received a Master of Business Administration with an emphasis in finance and economics from the University of Chicago and an undergraduate degree in accounting and finance from Drake University. He is a Certified Public Accountant. Mr. Ernst is a member of the Finance and Executive Committees of the Board of Directors.

David Baker Lewis Director since 2004 Age 55	Mr. Lewis is Chairman and Chief Executive Officer of Lewis & Munday, a Detroit-based law firm with offices in Washington, D.C. and Seattle. He is also a director of The Kroger Company and Lewis & Thompson Agency, Inc. Mr. Lewis has served on the Board of Directors of Conrail, Inc., LG&E Energy Corp., M.A. Hanna, TRW, Inc., and Comerica, Inc. He received a Bachelor of Arts degree from Oakland University, a Master of Business Administration from the University of Chicago and a Juris Doctor from the University of Michigan School of Law. Mr. Lewis is a member of the Audit and Finance Committees of the Board of Directors.

Tom D. Seip Director since 2001 Age 56	Mr. Seip currently serves as managing partner of Seip Investments LP and the managing member of Way Too Much Stuff LLC and Ridgefield Farm LLC, private investment vehicles. He served as the President, Chief Executive Officer and director of Westaff, Inc., Walnut Creek, California, a temporary staffing services company, from May 2001 until January 2002. Mr. Seip was employed by Charles Schwab & Co., Inc., San Francisco, California, from January 1983 until June 1998 in various positions, including Chief Executive Officer of Charles Schwab Investment Management, Inc. from 1997 until June 1998 and Executive Vice President – Retail Brokerage from 1994 until 1997. Mr. Seip is also a trustee of the Neuberger Berman Mutual Funds, New York. He received a Bachelor of Arts degree from Pennsylvania State University and participated in the Doctoral Program in Developmental Psychology at the University of Michigan. Mr. Seip is Chairman of the Governance and Nominating Committee of the Board of Directors and is a member of the Compensation Committee.

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ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

BOARD OF DIRECTORS’ MEETINGS AND COMMITTEES – The Board of Directors is responsible for managing the property and business affairs of the Company. The Board of Directors reviews significant developments affecting the Company and acts on matters requiring Board approval. During the 2006 fiscal year, the Board of Directors held 13 meetings and the standing Board committees held 21 meetings. Each of the incumbent directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and of committees of the Board of which he or she was a member.
   The standing committees of the Board include the Executive Committee, the Audit Committee, the Compensation Committee, the Finance Committee and the Governance and Nominating Committee. The Company’s Corporate Governance Guidelines, Code of Business Ethics and Conduct, Board of Director Independence Standards and charters for Audit, Compensation and Governance and Nominating Committees are available on the Company’s website at www.hrblock.com under the tab “Our Company” and then under the heading “Block Investors” and then under “Corporate Governance.” These documents are also available in print to shareholders upon written request to: Corporate Secretary, H&R Block, Inc., 4400 Main Street, Kansas City, Missouri 64111 (such address to change to One H&R Block Way, Kansas City, Missouri 64105 in September 2006). Set forth below is a description of the duties of each committee and its members.
   The Executive Committee, whose members are Mr. Hale (Chairman), Ms. Ecton and Messrs. Ernst, Frigon and Smith, held no meetings during fiscal year 2006. The primary function of the Executive Committee is to control and manage, between meetings of the Board, the property and business of the Company in all matters in which exclusive authority has not been given to the entire Board of Directors or in which specific direction has not been given by the Board.
   The Audit Committee, whose members are Mr. Smith (Chairman) and Messrs. Choate, Frigon, Hale, Lauer, Lewis and Wilkins, held 10 meetings during fiscal year 2006. All of the members of the Audit Committee are independent under regulations adopted by the Securities and Exchange Commission, New York Stock Exchange listing standards and the Board’s Director Independence Standards. The Board has determined that each of Mr. Smith, Mr. Choate, Mr. Frigon, Mr. Hale, Mr. Lauer, Mr. Lewis and Mr. Wilkins is an audit committee financial expert, pursuant to the criteria prescribed by the Securities and Exchange Commission. The Board has also determined that Mr. Frigon’s service on the audit committees of more than three public companies has not impaired and will not impair Mr. Frigon’s ability to effectively serve on the Audit Committee. The Board of Directors adopted a revised charter for the Audit Committee in March, 2006, a copy of which is included as Appendix B to this proxy statement. The functions of the Committee are described in the Audit Committee Charter and include making recommendations to the Board of Directors with respect to the appointment of the Company’s independent accountants, evaluating the independence and performance of such accountants, reviewing the scope of the annual audit, and reviewing and discussing with management and the independent accountants the audited financial statements and accounting principles. See the “Audit Committee Report” beginning on page 15.
   The Compensation Committee, whose members are Ms. Ecton (Chairman) and Messrs. Frigon, Hale, Seip and Smith, held five meetings during fiscal year 2006. The functions of the Committee primarily include reviewing the compensation of the executive officers of the Company and its subsidiaries, recommending to the Board of Directors the salaries and any bonus or cash incentive plans for such executive officers, and administering the Company’s long-term incentive compensation plans. All of the members of the Compensation Committee are independent under the New York Stock Exchange listing standards and the Board’s Director Independence Standards. See the “Compensation Committee Report on Executive Compensation” beginning on page 17.
   The Finance Committee, whose members are Mr. Frigon (Chairman), Ms. Ecton and Messrs. Bloch, Ernst, Lewis and Wilkins, held three meetings during fiscal year 2006. The primary duties of the Finance Committee are to provide advice to management and the Board of Directors concerning the financial structure of the Company, the funding of the operations of the Company and its subsidiaries and the investment of Company funds.
   The Governance and Nominating Committee, whose members are Mr. Seip (Chairman), Ms. Ecton and Messrs. Hale, Smith and Wilkins, held three meetings during fiscal year 2006. The Governance and Nominating Committee is responsible for corporate governance matters, the initiation of nominations for election as a director of the Company, the evaluation of the performance of the Board of Directors, and the determination of compensation of outside directors of the Company. All of the members of the Governance and Nominating Committee are independent under the New York Stock Exchange listing standards and the Board’s Director Independence Standards.
   DIRECTOR’S COMPENSATION – Directors, excluding those who are employed by the Company or its subsidiaries, received

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H&R BLOCK 2006 Proxy Statement

an annual director’s fee of $50,000, meeting fees of $2,000 for each Board meeting attended, committee chairman fees of $2,000 for each committee meeting that they chair, and meeting fees of $1,200 for each committee meeting attended in a capacity other than as chairman. The chairman of the audit committee receives an annual committee chairman’s fee of $7,500, which is payable in cash or shares of the Company’s common stock. The presiding director receives an annual presiding director’s fee of $20,000. Mr. Hale, the Company’s presiding director, declined to accept such fee through the end of his term in September 2006.
   In accordance with the provisions of the H&R Block Deferred Compensation Plan for Directors, as amended, eligible non-employee directors may defer receipt of their retainers and/or meeting fees. Deferrals are placed in an account maintained by the Company for each director and such deferrals are fully vested at all times. Gains or losses are posted to each account in accordance with the participant’s selection among fixed rate, variable rate and Company Common Stock investment alternatives. Payment of benefits occurs in cash upon termination of the participant’s service as a director or upon his or her death. The account balance is generally paid out in approximately equal monthly installments over a 10-year period after the occurrence of the event which results in the benefit distribution.
   Pursuant to the H&R Block Stock Plan for Non-Employee Directors, as amended, eligible non-employee directors have the opportunity to receive payment of their retainers and/or meeting fees on a deferred basis in shares of Common Stock of the Company. The retainers and/or fees are initially paid in the form of stock units. The stock units in the directors’ accounts are fully vested at all times. Payment of the stock units must be deferred at least one year after the year such units are credited and the director shall select the date of payment, which may be upon termination of service as a director. The maximum number of shares of Common Stock that may be issued under the Stock Plan is currently 600,000 shares.
   The 1989 Stock Option Plan for Outside Directors, as amended, provides for the grant of stock options to directors of the Company who are not employees of the Company or any of its subsidiaries. The Plan specifies that nonqualified stock options are to be automatically granted to outside directors of the Company serving as such on June 30 of each year in which the Plan is in effect. Effective August 22, 2005, each stock option granted to an outside director of the Company pursuant to the Plan is for 8,000 shares of the Company’s Common Stock, and the purchase price per share is equal to the last reported sale price for the Common Stock on the New York Stock Exchange on the date of grant. The maximum number of shares of Common Stock as to which options may be granted under the Plan is 1,600,000. The amount of shares of Common Stock to which options may be granted to each outside director of the Company and the maximum number of shares of Common Stock to which options may be granted under the Plan were adjusted to reflect the two-for-one stock split of the Company’s Common Stock on August 22, 2005.
   Options for 8,000 shares each, with an option price of $29.175 per share (adjusted to reflect the stock split), were granted to G. Kenneth Baum (retired from the Board in September 2005), Ms. Ecton and Messrs. Bloch, Frigon, Hale, Lewis, Seip, Smith and Wilkins on June 30, 2005. The options are fully vested and immediately exercisable as of the date of grant. All outstanding options expire ten years after the date of grant.
   Options for 8,000 shares each, with an option price of $23.86 per share, were granted to Ms. Ecton and Messrs. Bloch, Choate, Frigon, Hale, Lauer, Lewis, Seip, Smith and Wilkins on June 30, 2006. The options are fully vested and immediately exercisable as of the date of grant. All outstanding options expire ten years after the date of grant.
   The Company also offers to its non-employee directors free income tax return preparation services at an H&R Block office of their choice, a fifty percent discount on tax preparation services from RSM McGladrey, Inc. and free business travel insurance in connection with Company-related travel. In addition, the H&R Block Foundation will match gifts by non-employee directors to any 501(c)(3) organization up to an annual aggregate limit of $5,000 per calendar year.
   The Board has adopted stock ownership guidelines regarding stock ownership by Board members. The Board membership ownership guidelines provide for non-employee directors to own shares of Company stock with an aggregate value generally exceeding five times the annual retainer paid to non-employee directors.

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H&R BLOCK 2006 Proxy Statement

   Following is a summary of director compensation for non-employee directors for fiscal year 2006.

	Fees Earned or	Option	All Other
	Paid in Cash	Awards	Compensation
	($)(1)	(#)(2)	($)(3)

G. Kenneth Baum (4)	40,200	8,000	5,000

Thomas M. Bloch	79,600	8,000	6,834

Jerry D. Choate (5)	—	—	—

Donna R. Ecton	93,200	8,000	1,000

Henry F. Frigon	92,400	8,000	5,000

Roger W. Hale	94,400	8,000	5,000

Len J. Lauer	22,100	—	—

David B. Lewis	89,200	8,000	5,000

Tom D. Seip	84,400	8,000	4,000

Louis W. Smith	110,700	8,000	5,000

Rayford Wilkins, Jr	93,200	8,000	5,000

NOTES:

(1)	This column includes, as applicable, the annual director’s fee, meeting fees for each Board and committee meeting attended and committee chairman fees for fiscal year 2006.
(2)	This column includes the number of nonqualified stock options granted to each Director during fiscal year 2006 pursuant to the 1989 Stock Option Plan for Outside Directors.
(3)	This column includes, as applicable, the value of income tax return preparation services at an H&R Block office, the value of the 50% discount on tax preparation services from RSM McGladrey, Inc., the cost of business travel insurance and the H&R Block Foundation matching amount on contributions to 501(c)(3) organizations.

(4)	Mr. Baum retired from the Board in September 2005.
(5)	Mr. Choate was elected to the Board on April 24, 2006. Mr. Choate did not attend any Board meetings on or before April 30, 2006 and was not eligible to receive any portion of the annual director’s fee in fiscal year 2006.

   CORPORATE GOVERNANCE – Our Board of Directors operates under Corporate Governance Guidelines (the “Guidelines”) to assist the Board in exercising its responsibilities. The Guidelines reflect the Board’s commitment to monitor the effectiveness of policy and decision-making both at the Board level and management level, with a view to enhancing shareholder value over the long term. The Guidelines also assure that the Board will have the necessary authority and practices in place to review and evaluate the Company’s business operations as needed and to make decisions that are independent of the Company’s management. The Guidelines are not intended to be a static statement of the Company’s policies, principles and guidelines, but are subject to continual assessment and refinement as the Board may determine advisable or necessary in the view of the best interests of the Company and its shareholders.

   The Guidelines also provide that a non-employee director may be appointed as the “Presiding Director” of the Board. The Presiding Director (Roger W. Hale) leads executive sessions of the non-employee directors at meetings that are held prior to each regular meeting of the Board, reviews with the Chief Executive Officer the Board’s annual Chief Executive Officer performance evaluation and performs other duties as may be designated by the Board. In addition, the Presiding Director may call executive sessions as deemed necessary.
   As further described in the Guidelines, the Board believes that a substantial majority of the Board should consist of directors who are independent under the New York Stock Exchange listing standards. As described below, nine of the Board’s 11 directors are independent directors within the meaning of the Board’s Director Independence Standards and the New York Stock Exchange listing standards.
   The New York Stock Exchange listing standards provide that a director does not qualify as independent unless the Board affirmatively determines that the director has no material relationship with the Company. The listing standards permit the Board to adopt and disclose standards to assist the Board in making determinations of independence. Accordingly, the Board has adopted Director Independence Standards (attached as Appendix A to this proxy statement) to assist the Board in determining whether a director has a material relationship with the Company.
   In June 2006, the Board conducted an evaluation of director independence, based on the Director Independence Standards and the New York Stock Exchange listing standards. In connection with this review, the Board evaluated commercial, charitable, consulting, familial and other relationships with each director or immediate family members and their related interest to the Company and its subsidiaries. As a result of this evaluation, the Board affirmatively determined that Ms. Ecton and Messrs. Choate, Frigon, Hale, Lauer, Lewis, Seip, Smith and Wilkins are independent directors.
   Finally, all directors, officers and employees of the Company must act ethically and in accordance with the policies comprising the H&R Block Code of Business Ethics and Conduct (the “Code”). The Code includes guidelines relating to the ethical handling of actual or potential conflicts of interest, compliance with laws, accurate financial reporting and procedures for promoting compliance with, and reporting violations of, the Code. The Company intends to post any amendments to or waivers of the Code (to the extent applicable to the Company’s Chief Executive Officer, Chief Financial Officer or Principal Accounting Officer) on our website.

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H&R BLOCK 2006 Proxy Statement

   DIRECTOR NOMINATION PROCESS – The entire Board of Directors is responsible for nominating members for election to the Board and for filling vacancies on the Board that may occur between annual meetings of the shareholders. The Governance and Nominating Committee is responsible for identifying, screening and recommending candidates to the entire Board for Board membership. The Governance and Nominating Committee works with the Board to determine the appropriate characteristics, skills and experience for the Board as a whole and its individual members. In evaluating the suitability of individual Board members, the Board takes into account many factors such as general understanding of various business disciplines (e.g., marketing, finance, information technology), the Company’s business environment, educational and professional background, analytical ability and willingness to devote adequate time to Board duties. The Board evaluates each individual in the context of the Board as a whole with the objective of retaining a group with diverse and relevant experience that can best perpetuate the Company’s success and represent shareholder interests through sound judgment.
   The Governance and Nominating Committee may seek the input of the other members of the Board and management in identifying candidates that are consistent with the criteria outlined above. In addition, the Governance and Nominating Committee may use the services of consultants or a search firm. The Committee will consider recommendations by the Company’s shareholders of qualified director candidates for possible nomination by the Board. Shareholders may recommend qualified director candidates by writing to the Company’s Corporate Secretary, at our offices at 4400 Main Street, Kansas City, Missouri 64111 (such address to change to One H&R Block Way, Kansas City, Missouri 64105 in September 2006). Submissions should include information regarding a candidate’s background, qualifications, experience, and willingness to serve as a director. Based on a preliminary assessment of a candidate’s qualifications, the Governance and Nominating Committee may conduct interviews with the candidate and request additional information from the candidate. The Committee uses the same process for evaluating all nominees, including those recommended by shareholders. In addition, the Company’s bylaws contain specific conditions under which persons may be nominated directly by shareholders. The provisions include the condition that shareholders comply with the advance notice time requirements outlined in the “Shareholder Proposals and Nominations” section of this Proxy Statement.
   COMMUNICATIONS WITH THE BOARD – Shareholders and other interested parties wishing to communicate with the Board of Directors, the non-management directors, or with an individual Board member concerning the Company may do so by writing to the Board, to the non-management directors, or to the particular Board member, and mailing the correspondence to: Corporate Secretary, H&R Block, Inc., 4400 Main Street, Kansas City, Missouri 64111 (such address to change to One H&R Block Way, Kansas City, Missouri 64105 in September 2006). Please indicate on the envelope whether the communication is from a shareholder or other interested party. All such communications will be forwarded to the director or directors to whom the communication is addressed.
   DIRECTOR ATTENDANCE AT ANNUAL MEETINGS – Although the Company has no specific policy regarding director attendance at its annual meeting, all directors are encouraged to attend. Board and Committee meetings are held immediately preceding and following the annual meeting, with directors attending the annual meeting. All of the Company’s then-current directors attended last year’s annual meeting.

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H&R BLOCK 2006 Proxy Statement

ITEM 2 ON FORM OF PROXY

APPROVAL OF AN AMENDMENT TO THE 1999 STOCK OPTION PLAN FOR SEASONAL EMPLOYEES –

INTRODUCTION – Since 1969, the Company has offered a stock option program to the seasonal employees of its income tax services business. The Company’s Board of Directors adopted the 1999 Stock Option Plan for Seasonal Employees (the Plan, as amended, shall be referred to as the “Seasonal Plan”) in March 1999, and the shareholders approved the Plan in September 1999.
   Currently, stock options may be granted in accordance with the terms of the Seasonal Plan until December 31, 2006, on which date the Plan will terminate except as to stock options then outstanding, which stock options will remain in effect until they have expired according to their terms. The original termination date of the Seasonal Plan was December 31, 2002. At the Company’s annual meeting of shareholders held on September 12, 2001, the shareholders approved an amendment to the Seasonal Plan to extend it until December 31, 2004 and at the annual meeting of shareholders held on September 8, 2004, the shareholders approved an amendment to the Seasonal Plan to extend it until December 31, 2006.
   The Seasonal Plan currently provides that the aggregate number of shares of Common Stock that may be issued under the Plan may not exceed 46,000,000 shares, provided that such aggregated number shall be adjusted for any stock split, stock dividend, recapitalization or similar transaction. The Seasonal Plan originally provided that the aggregate number of shares of Common Stock that may be issued under the Plan may not exceed 6,000,000 and also provided that such aggregate number would be adjusted for any stock split, stock dividend, recapitalization or similar transaction. In accordance with such provision, the original aggregate number of shares was doubled to 12,000,000 shares on August 1, 2001, as a result of the two-for-one split of the Common Stock effected on that date. At the Company’s annual meeting of shareholders held on September 12, 2001, the shareholders approved an amendment to the Seasonal Plan to increase the aggregate number of shares of Common Stock for which options may be granted by 8,000,000 shares (from 12,000,000 to 20,000,000 shares). At the Company’s annual meeting of shareholders held on September 8, 2004, the shareholders approved an amendment to increase the aggregate number of shares of Common Stock for which options may be granted by 3,000,000 (from 20,000,000 to 23,000,000 shares). The aggregate number of shares of Common Stock for which options may be granted was subsequently doubled to 46,000,000 shares on August 22, 2005 as a result of the two-for-one split of Common Stock effected on that date.
   The Seasonal Plan is intended to reward performance, encourage retention and instill loyalty in the seasonal tax associates who are vital to this segment of the Company’s business. The Board believes that a substantial majority of seasonal associates perceive a seasonal stock option plan as a valuable benefit, that such a plan has in fact proven to be a valuable tool in retaining seasonal associates, and that it is important to continue this incentive. The Board believes that it is in the best interests of the Company to adopt the proposed amendment to extend the Seasonal Plan for three years, such that it will terminate, unless further extended, on December 31, 2009.
   MATERIAL FEATURES OF THE SEASONAL PLAN – The material features of the Seasonal Plan, as amended, are summarized below. The summary is qualified in its entirety by reference to the specific provisions of the Seasonal Plan, as amended, the full text of which is set forth as Appendix C to this proxy statement.
   PARTICIPATION IN AND AWARDS UNDER THE SEASONAL PLAN – Options to purchase the Company’s Common Stock are granted under the Seasonal Plan to “Eligible Seasonal Employees” of the direct and indirect, majority-owned subsidiaries of H&R Block Services, Inc., an indirect, wholly-owned subsidiary of the Company. Such subsidiaries are collectively referred to herein as “Tax Services.” Eligible Seasonal Employees are employees of Tax Services hired to perform jobs designated as seasonal jobs for limited periods of time during each year. Such employees must have adhered to the working hours agreed upon during the year. At the peak of the 2006 tax season, the Company employed approximately 109,590 Eligible Seasonal Employees. Officers and directors of H&R Block Services, Inc., Tax Services and the Company may not receive grants pursuant to the Seasonal Plan.
   On June 30 of each year that the Seasonal Plan is in effect, each Eligible Seasonal Employee who was employed by Tax Services either on the immediately preceding April 15 (or the next business day if it falls on a Saturday, Sunday or holiday) or for at least 100 working days during the 12-month period preceding such June 30 will receive an option to purchase shares of Common Stock of the Company as follows:

(1)	Each option granted on June 30, 1999 was for one share of Common Stock for each $100 of compensation earned during the preceding 12 months, provided that such compensation was $500 or more;
(2)	Each option granted on June 30 of each year that the Seasonal Plan is in effect after 1999 to a participant who

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H&R BLOCK 2006 Proxy Statement

was granted an option on June 30, 1999, is for one share of Common Stock for each $100 of compensation earned during the preceding 12 months, provided that such compensation is $4,000 or more; and
(3)	Each option granted on June 30 of each year that the Seasonal Plan is in effect after 1999 to a participant who was not granted an option on June 30, 1999, is for one share of Common Stock for each $200 of compensation earned during the preceding 12 months, provided that such compensation is $4,000 or more.

   If the Eligible Seasonal Employee does not earn the specified minimum compensation ($500 or $4,000, as the case may be), no option will be awarded. In all cases, the maximum annual grant is an option to purchase 100 shares of Common Stock. The purchase price per share of Common Stock under each stock option is equal to the last reported sales price for the Common Stock on the New York Stock Exchange on the date of the grant. If the date of grant falls on a non-business day, the stock option price will be equal to the last reported sales price on the next preceding business day on which the stock is quoted. Each option is exercisable only between the dates of September 1 through November 30 of either of the two calendar years immediately following the calendar year in which the option is granted, and then only if the optionee is an Eligible Seasonal Employee or a full-time employee of the Company or any of its subsidiaries, and if the compensation earned during the year of exercise is at least 50% of that earned during the year of the grant. An option may be exercised for less than the total number of shares covered thereby and, upon any exercise as to less than all shares covered by an option, the option terminates as to the balance of such shares.
   ADMINISTRATION OF THE SEASONAL PLAN – The Seasonal Plan is administered by the Compensation Committee of the Company’s Board of Directors. The Compensation Committee has the full power and authority to administer the Seasonal Plan, to interpret the provisions of the Seasonal Plan and to adopt rules and regulations for carrying out the Seasonal Plan and written policies for implementing the Seasonal Plan. A majority of the Compensation Committee members constitutes a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, are valid acts of the Compensation Committee.
   OPTIONS GRANTED OR TO BE GRANTED UNDER THE SEASONAL PLAN – The following table reports the options granted on June 30, 2004, June 30, 2005 and June 30, 2006 under the Seasonal Plan (adjusted to reflect the two-for-one split of the Company’s Common Stock on August 22, 2005):

	Shares Subject	Number of
Date of Grant	to Options	Optionees	Price

June 30, 2004	5,018,590	40,042	$23.84

June 30, 2005	4,385,358	35,696	$29.175

June 30, 2006	2,275,656	37,884	$23.86

   If shareholders approve the amendment, stock options will automatically be awarded under the Seasonal Plan on June 30, 2007 to Eligible Seasonal Employees in accordance with the criteria set forth above under “Participation in and Awards under the Seasonal Plan.” It is not possible to state the number of options to be granted to any person or group or the number of shares to be subject to any such options. No options under the Seasonal Plan have been granted or will be granted to any executive officer, director or nominee for director of the Company.
   SHARES OF COMMON STOCK ISSUABLE UNDER THE SEASONAL PLAN – The aggregate number of shares of Common Stock that may be issued under the Seasonal Plan may not exceed 46,000,000 shares, provided that such aggregate number may be adjusted for any stock split, stock dividend, recapitalization or similar transaction. Shares subject to options that expire or otherwise terminate unexercised may again be optioned by the Company during the life of the Seasonal Plan.
   NON-ALIENATION – Stock options granted pursuant to the Seasonal Plan are not assignable or transferable by the recipient, and terminate upon the recipient’s death.
   ANTI-DILUTION PROTECTION – In the event a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, or other change in the corporate structure or capitalization affecting the Company’s capital stock shall occur, an appropriate adjustment shall be made in (a) the number of shares of stock available for options under the Seasonal Plan and subject to outstanding options, (b) the purchase price per share for each outstanding option, and (c) the method of participation as outlined under “Participation in and Awards under the Seasonal Plan,” provided that no adjustment shall be made to the methods of participation in the event of a stock dividend or stock split. Any adjustment to the Seasonal Plan shall be made by the Board of Directors and, when so made, shall be effective and binding for all purposes of the Seasonal Plan and of all options then outstanding.
   TERMINATION OR AMENDMENT OF THE SEASONAL PLAN – The Board of Directors of the Company has the right to amend,

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H&R BLOCK 2006 Proxy Statement

modify, supplement, suspend or terminate the Seasonal Plan, provided that no amendment, supplement, modification, suspension or termination in any manner affects any stock options theretofore granted thereunder without the consent of the recipient thereof. The Seasonal Plan may not be amended to (i) increase the aggregate number of shares of Common Stock that may be issued (unless such increase is a result of a change in the capital structure of the Company), (ii) materially modify the requirements as to eligibility for participation in the Seasonal Plan, or (iii) materially increase the benefits accruing to participants under the Seasonal Plan. Unless the amendment is approved, the Seasonal Plan will terminate on December 31, 2006, if not terminated earlier by the Board of Directors.
   FEDERAL INCOME TAX CONSEQUENCES – Federal income tax consequences of the Seasonal Plan and the options granted thereunder are as described below. The following information is not a definitive explanation of the tax consequences of the options. Recipients should consult their own tax advisors with respect to the tax consequences inherent in the ownership and/or exercise of the options, and the ownership and disposition of the underlying securities.
   The recipient of a stock option under the Seasonal Plan is not deemed to have received any income at the time the option is granted; however, the recipient will recognize taxable ordinary income in the year any part of the option is exercised in an amount equal to the excess of the fair market value of the shares on the exercise date over the option price of the shares. The Company generally will be entitled to a deduction for purposes of determining its corporate income tax obligations in an amount equal to the total amount of ordinary income recognized by the optionee. Upon disposition of the shares by the seasonal employee, the optionee will recognize long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and the basis for such shares, which basis includes the amount previously recognized by the optionee as ordinary income.
   EFFECTIVE DATE AND VOTE REQUIRED – The amendment shall become effective immediately upon the date of its approval by the shareholders. If the amendment is not approved, the Seasonal Plan will expire according to its terms on December 31, 2006.
   The affirmative vote of the holders of a majority of the shares of Common Stock represented and entitled to vote on this proposal at the annual meeting of shareholders will constitute approval of the amendment to the Seasonal Plan.
   THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE 1999 STOCK OPTION PLAN FOR SEASONAL EMPLOYEES, AND PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY.

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H&R BLOCK 2006 Proxy Statement

ITEM 3 ON FORM OF PROXY

APPROVAL OF MATERIAL TERMS OF PERFORMANCE GOALS FOR PERFORMANCE SHARES ISSUED PURSUANT TO THE 2003 LONG-TERM EXECUTIVE COMPENSATION PLAN –

INTRODUCTION – As discussed in the Compensation Committee Report on Executive Compensation, the Company will implement in fiscal year 2007 a new performance-based long-term incentive program that provides for performance shares (“Performance Shares”) to be issued to senior executives pursuant to the 2003 Long-Term Executive Compensation Plan (the “2003 Plan”) in lieu of restricted stock. You are being asked to approve the material terms of the performance goals for the Performance Shares. This approval is required under Internal Revenue Service regulations to permit the Company to deduct for federal income tax purposes the payment of Performance Shares to certain executive officers. We are not asking you to approve any amendments to the 2003 Plan.
   PURPOSE OF PROPOSAL – The Company generally seeks to preserve its ability to claim tax deductions for compensation paid to executives to the greatest extent practicable. Section 162(m) of the Internal Revenue Code limits the Company’s federal income tax deduction for compensation paid in a taxable year to an individual who, on the last day of the taxable year, was (i) the chief executive officer or (ii) among the four other highest-compensated executive officers whose compensation is reported in the Summary Compensation Table. “Qualified performance-based compensation,” which can include compensation from performance shares, is not subject to this deduction limit and is thus fully deductible if certain conditions are met. One of these conditions is shareholder approval of the material terms of the performance goal under which the compensation is paid. As a result, the Company is seeking shareholder approval of the performance goals for Performance Shares so that compensation paid in Performance Shares is deductible for federal income tax purposes to the extent it is “qualified performance-based compensation.”
   DESCRIPTION OF PERFORMANCE SHARES – Performance Shares will vest after three years, subject to pre-established performance objectives. An executive will earn the target number of Performance Shares for achievement of targeted performance. An executive may receive up to a maximum of one and one-half times the target number of Performance Shares for superior performance and as few as one half of the target number of Performance Shares for performance below target. Performance Shares reflect a face value equal to the market value of the Company’s stock price and are paid out in Company common stock at vesting. Performance Shares do not pay dividends during the vesting period. Instead, any dividend equivalents are carried as fractional Performance Shares until vesting. Performance Shares do not carry voting rights while they are unvested, but will carry voting rights once they are paid out upon achievement of performance objectives.
   MATERIAL TERMS OF THE PERFORMANCE GOALS – The material terms of the performance goals for Performance Shares consist of (i) the class of executive officers eligible to receive Performance Shares, (ii) the business criteria on which the performance goals are based and (iii) the maximum number of shares of the Company’s common stock that can be awarded under the 2003 Plan during any calendar year.
   The Company’s key senior executives comprise the class of executive officers eligible to receive Performance Shares. This group consists generally of the Company’s chief executive officer, Company-level and subsidiary-level presidents, executive vice presidents and senior vice presidents, and other executives who are leaders of the Company’s key strategic business units.
   The business criteria on which performance goals are based consist of one or more of the following: (a) the Company’s relative total shareholder return compared to the Standard & Poor’s 500 over a specified period of time; (b) strategic business unit earnings before or after taxes; (c) strategic business unit earnings before or after taxes and amortization of intangibles from acquisitions; (d) earnings (either in the aggregate or on a per-share basis, reflecting dilution of shares as the Compensation Committee deems appropriate and if the Committee so determines, net of or including dividends) before or after interest and taxes or before or after interest, taxes, depreciation and amortization; (e) gross or net revenue or changes in annual revenues; (f) cash flow(s) (including either operating or net cash flows); (g) financial return ratios; (h) stockholder return based on growth measures or the attainment by the shares of a specified value for a specified period of time, share price, or share price appreciation; (i) earnings growth or growth in earnings per share; (j) return measures, including return or net return on assets, net assets, equity, capital, investment, or gross sales; (k) adjusted pre-tax margin; (l) pre-tax profits; (m) operating margins; (n) operating profits; (o) operating expenses; (p) dividends; (q) net income or net operating income; (r) growth in operating earnings or growth in earnings per share; (s) value of assets; (t) market share or market penetration with respect to specific designated products or services or product or service groups and/or specific geographic areas; (u) aggregate product price and other product measures; (v) expense or cost levels, in each case,

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H&R BLOCK 2006 Proxy Statement

where applicable, determined either on a company-wide basis or in respect of any one or more strategic business units; (w) reduction of losses, loss ratios or expense ratios; (x) reduction in fixed costs; (y) operating cost management; (z) cost of capital; (aa) debt reduction; or (bb) productivity improvements. These business criteria may be applied on a pre-tax or post-tax basis, and may be based upon the performance of the Company or any of its subsidiaries, divisions or strategic business units. The Committee may at the time of grant in the case of Performance Shares intended to be “qualified performance-based compensation,” and in the case of other grants at any time, provide that the performance goals for Performance Shares include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual nonrecurring gain or loss.
   The 2003 Plan limits the aggregate maximum number of shares of the Company’s common stock that can be awarded in any one calendar year to any individual recipient under the 2003 Plan to 1,000,000 shares, whether such awards are in the form of common stock, restricted stock, stock options, incentive stock options, stock appreciation rights, performance rights, Performance Shares, or other rights that may be granted under the 2003 Plan.
   THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE MATERIAL TERMS OF PERFORMANCE GOALS FOR PERFORMANCE SHARES ISSUED PURSUANT TO THE 2003 LONG-TERM EXECUTIVE COMPENSATION PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY.

ITEM 4 ON FORM OF PROXY

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS –

The Board of Directors has appointed KPMG LLP as independent accountants to audit the Company’s financial statements for the fiscal year ended April 30, 2007. A representative of KPMG LLP is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires. For additional information regarding the Company’s relationship with KPMG LLP, please refer to the “Audit Committee Report” below.
   THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY.

AUDIT COMMITTEE REPORT –

The Company’s management is responsible for preparing financial statements in accordance with generally accepted accounting principles and the financial reporting process, including the Company’s disclosure controls and procedures and internal control over financial reporting. The Company’s independent accountants are responsible for (i) auditing the Company’s financial statements and expressing an opinion as to their conformity to accounting principles generally accepted in the United States and (ii) auditing management’s assessment of the Company’s internal control over financial reporting and expressing an opinion on such assessment. The Audit Committee of the Board of Directors, composed solely of independent directors, meets periodically with management, the independent accountants and the internal auditor to review and oversee matters relating to the Company’s financial statements, internal audit activities, disclosure controls and procedures and internal control over financial reporting and non-audit services provided by the independent accountants.
   The Audit Committee has reviewed and discussed with management and KPMG LLP (“KPMG”), the Company’s independent accountants, the Company’s audited financial statements for the fiscal year ended April 30, 2006. The Audit Committee has also discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 relating to communication with audit committees. In addition, the Audit Committee has received from KPMG the written disclosures and the letter required by Independence Standards Board No. 1 relating to independence discussions with audit committees; has discussed with KPMG their independence from the Company and its management; and has considered whether KPMG’s provision of non-audit services to the Company is compatible with maintaining the auditor’s independence.

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H&R BLOCK 2006 Proxy Statement

   Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors of the Company that the Company’s audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended April 30, 2006, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Louis W. Smith, Chairman
Jerry D. Choate
Henry F. Frigon
Roger W. Hale
Len J. Lauer
David Baker Lewis
Rayford Wilkins, Jr.

AUDIT FEES –

The following table presents fees for professional services rendered by KPMG LLP for the audit of the Company’s annual financial statements for the years ended April 30, 2006 and 2005 and fees billed for other services rendered by KPMG LLP for such years (audit and audit-related fees for the year ended April 30, 2005 have been adjusted to reflect additional fees incurred in fiscal year 2005 with respect to restatements of prior consolidated financial statements):

Fiscal Year	2006	2005

Audit fees	$4,113,270	$4,673,978
Audit-related fees	612,163	282,772
Tax fees	—	252,186
All other fees	—	—

Total fees	$4,725,433	$5,208,936

   Audit Fees consist of fees for professional services rendered for the audit of the Company’s financial statements and review of financial statements included in the Company’s quarterly reports and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.
   Audit-Related Fees are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor.
   Tax Fees consist of fees for the preparation of original and amended tax returns, claims for refunds and tax payment-planning services for tax compliance, tax planning, tax consultation and tax advice.
   All other fees are fees billed for professional services that were not the result of an audit or review.
   The Audit Committee has adopted policies and procedures for pre-approving audit and non-audit services performed by the independent auditor so that the provision of such services does not impair the auditor’s independence. Under the Audit Committee’s pre-approval policy, the terms and fees of the annual audit engagement require specific Audit Committee approval. Other types of service are eligible for general pre-approval. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific Audit Committee pre-approval. In addition, any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.
   General pre-approval granted under the Audit Committee’s pre-approval policy extends to the fiscal year next following the date of pre-approval. The Audit Committee reviews and pre-approves services that the independent auditor may provide without obtaining specific Audit Committee pre-approval on an annual basis and revises the list of general pre-approved services from time to time. In determining whether to pre-approve audit or non-audit services (regardless of whether such approval is general or specific pre-approval), the Audit Committee will consider whether such services are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole and no one factor should necessarily be determinative. The Audit Committee will also consider the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services. The Audit Committee may determine for each fiscal year the appropriate ratio between fees for Audit Services and fees for Audit-Related Services, Tax Services and All Other Services.
   The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
   The Audit Committee has concluded that the provision of non-audit services provided to the Company by its independent accountant during the 2006 fiscal year was compatible with maintaining the independent accountant’s independence.

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H&R BLOCK 2006 Proxy Statement

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION –

The Compensation Committee is responsible for reviewing the Company’s executive compensation program and policies each year and recommending to the non-employee members of the Board of Directors the compensation of the Company’s executive officers. The Compensation Committee’s charter reflects these responsibilities. You can find a copy of the Compensation Committee charter on the Company’s website at www.hrblock.com under the tab “Our Company” and then under the heading “Block Investors” and then under “Corporate Governance.”
   The Compensation Committee consists solely of directors who are each:

▪	independent under the New York Stock Exchange’s listing standards and the Board’s Director Independence Standards,
▪	an outside director for purposes of Section 162(m) of the Internal Revenue Code, and
▪	a “non-employee director” pursuant to Rule 16b-3 under federal securities laws.
   The Compensation Committee has retained Mercer Human Resource Consulting, an independent compensation consultant, to advise on executive compensation matters and generally assist the Compensation Committee in fulfilling its responsibilities. Among other things, Mercer advises the Compensation Committee on “best practices” in executive compensation and assesses the Company’s competitive position and the levels of compensation for the different components of the Company’s executive compensation program. Mercer also advises the Compensation Committee with respect to specific executive compensation decisions. The Compensation Committee has the right to terminate Mercer’s services at any time.
   The Company continues to be strongly committed to maximizing shareholder value through consistent growth and profitability. Superior performance by the Company’s executive officers and management team is essential to reaching that goal. As such, the Company’s philosophy is to assure that executive compensation is linked directly to sustained improvements in individual and corporate performance and increases in total shareholder return.
   The Compensation Committee works with Mercer to define the appropriate market for executive compensation and benchmarks the Company’s executive compensation program against that market each year. In general, the Compensation Committee targets total compensation at the median of the market with a substantial portion of total compensation at risk for performance. The Compensation Committee links performance objectives to specific award levels (threshold, target and maximum) such that the targeted level of total compensation can be achieved only when targeted performance objectives are met. Consequently, executives may receive total compensation substantially above or below the target level depending upon performance.

COMPENSATION PROGRAM

The Company’s executive compensation program consists of four elements: base salary, short-term incentives, long-term incentives and benefits and perquisites. This section of the report describes each of these elements, why they were selected and how the amounts of each element are determined.
   BASE SALARY – Base salaries are determined based on the scope of an executive’s role, his or her experience, talents and performance, internal equity and similarly-scoped roles in peer companies. The peer companies utilized for this determination (the “Peer Group Companies”) are selected based upon industry, size, and similarity to the Company in revenue, earnings, and market capitalization.
   SHORT-TERM INCENTIVE PROGRAM – The Company’s short-term incentive program (the “STI Program”) through fiscal year 2006 consists of two components – an objective incentive compensation component and a discretionary incentive compensation component. The objective incentive compensation component is based upon annual performance targets tied to business unit or overall corporate results and specifically ties executive pay to Company performance (the “Financial STI Component”). The discretionary incentive compensation component is based on achieving pre-established individual or strategic performance objectives (the “Discretionary STI Component”). A greater emphasis for executive officers (including the named executive officers) is placed upon the Financial STI Component – 80% of targeted incentive compensation in most cases in fiscal year 2006. Under the STI Program, financial-performance goals based on the Company’s fiscal year business plan and individual target bonus awards are reviewed by the Compensation Committee and approved by the Board’s non-employee directors.
   Short-term incentive compensation generally is paid in cash. Short-term incentive payouts exceeding 150% of the targeted payouts are paid in restricted stock. Restricted stock is issued under the Company’s 2003 Long-Term Executive Compensation Plan and is described in more detail under “Long-Term Incentive Compensation” below. Pursuant to this plan’s terms, the amount of restricted stock awarded is calculated by dividing the cash value of the applicable incentive compensation by the last reported closing

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H&R BLOCK 2006 Proxy Statement

price for the Company’s stock as of June 30, 2006 (the date on which restricted stock is awarded under the plan).
   Financial STI Component. Payments under the Financial STI Component are paid after the end of a fiscal year only if the Company (or applicable business unit) has met the financial-performance goals reviewed by the Compensation Committee and approved by the Board’s non-employee directors for such fiscal year. Based upon the Compensation Committee’s review and recommendation, and prior to payment of the financial STI component, the Board’s non-employee directors (i) determine the extent to which the requisite performance targets have been achieved and (ii) approve the payout for an executive officer based upon the previously established financial performance goals. Under the Financial STI Component, participants can earn more or less than the target award (from 0% to 200% of the target award) depending upon how actual results compare to the pre-established performance targets.
   Fiscal year 2006 performance criteria under the Financial STI Component consisted of the following for corporate level executive officers (including the named executive officers):

▪	diluted earnings per share growth;
▪	business segment pre-tax earnings growth;
▪	revenue unit growth; and
▪	improved cost-of-service performance.
   Fiscal year 2006 performance criteria under the Financial STI Component for individual business units typically included growth in corporate diluted earnings per share and business-unit-specific criteria. The business-unit-specific criteria generally included revenue and pre-tax earnings growth targets, as well as revenue unit growth and cost-of-service margins.
   Discretionary STI Component. Payments under the Discretionary STI Component for fiscal year 2006 were based upon achievement of individual and strategic performance objectives that support the Company’s priorities. For most executive officers (including the named executive officers), 20% of the executive’s overall targeted STI Program compensation was based on the Discretionary STI Component. Actual incentive payouts under the Discretionary Objective STI Component could be from 0% to 200% of the target award. For fiscal year 2007, the Committee has determined that the Discretionary STI component should be eliminated, with 100% of the STI opportunity based on objective annual performance targets tied to business unit or overall corporate results.
   EXECUTIVE PERFORMANCE PLAN – In addition to the STI Program, the Company maintains the H&R Block Executive Performance Plan, which was approved by the Company’s shareholders on September 7, 2005 (the “Executive Performance Plan”). To the extent an executive officer receives an award under the Executive Performance Plan, such officer does not receive an award under the Financial STI Component of the STI Program. The Executive Performance Plan permits the Company to provide its executive officers short-term incentive compensation intended to qualify as tax-deductible “performance-based compensation” under Section 162(m) of the Internal Revenue Code. Under the Executive Performance Plan, the Compensation Committee may grant performance-based awards to certain officers of the Company or its subsidiaries who are selected by the Compensation Committee, including the Company’s Chief Executive Officer and its four other highest paid executive officers whose remuneration is potentially subject to Section 162(m). Fiscal year 2006 performance criteria under the Executive Performance Plan were the same as the fiscal year 2006 performance criteria under the Financial STI Component.
   LONG-TERM INCENTIVE COMPENSATION – The Company encourages stock ownership by its executive officers by issuing long-term incentive awards tied to the Company’s Common Stock, such as stock options, restricted stock and performance shares (see the discussion of the new Long-Term Incentive Plan below). These awards provide executives an economic interest in increasing shareholder value over the long term, thereby better aligning their interests with those of the Company’s shareholders. Under the Company’s 2003 Long-Term Executive Compensation Plan, option exercise prices are set at 100% of the fair market value of the stock on the date of grant and the options expire after ten years. Options granted to executive officers in fiscal year 2006 generally become exercisable (i) over a three-year period in one-third increments or (ii) upon occurrence of a “change of control” of the Company (if earlier). Restrictions on restricted stock granted in fiscal year 2006 lapse over a three-year period in one-third annual increments beginning on the first anniversary of the date of issuance. Prior to the lapse of restrictions, restricted stock may not be transferred and is forfeited upon cessation of employment. In addition, restricted stock recipients (i) receive cash dividends payable with respect to unvested restricted stock on the same basis as if restrictions on such stock had lapsed and (ii) vote unvested restricted stock shares at shareholders meetings.
   NEW LONG-TERM INCENTIVE PLAN – In fiscal year 2007, the Company will implement a new performance-based long-term incentive program for senior executives. Under this program, the restricted stock component of the Company’s current long-term incentive compensation program will be replaced by performance shares. Performance shares will vest after three years, subject to pre-established performance objectives. An executive will earn the target number of performance shares for achievement of targeted performance. An executive may receive up to one and

18

H&R BLOCK 2006 Proxy Statement

one-half times the target number of performance shares (maximum) for superior performance. However, an executive may earn as few as one half of the target number of performance shares for performance below target. Performance shares reflect a face value equal to the market value of the Company’s stock price and are paid out in Company common shares at vesting. Unlike restricted stock, performance shares do not pay dividends during the vesting period. Any dividend equivalents are carried as fractional performance shares until vesting. Unvested performance shares do not carry voting rights. However, shares earned through achievement of performance objectives, once paid out, will carry voting rights.
   For eligible executives granted awards in fiscal year 2007, performance shares will be earned based on the Company’s total shareholder return as measured against a broad market index and/or cumulative financial performance specific to their business responsibilities.
   Stock options, restricted stock, and performance shares are awarded to executive officers annually and sometimes as part of an employment offer. The number of shares subject to any award is based on the executive officer’s level of responsibility, prior year’s performance, ability to impact the Company’s future performance, and awards made to executive officers in similar positions in the market. The Compensation Committee believes that equity-based awards have been effective in attracting, retaining, and rewarding executives and key employees.
   DEFERRED COMPENSATION – The Company offers its executive officers and key employees a deferred compensation plan designed to enhance financial security upon retirement by offering participants the opportunity to defer salary and short-term incentive compensation. The Company contributes to the plan an annual match of 100% of the first 5% of aggregate salary and bonus deferred to the plan and the Company’s qualified retirement plans, less any employer matching contributions made previously to one of the Company’s qualified retirement plans for that year. Company contributions vest over a ten-year period starting from the date an executive officer first participates in the plan. In addition, Company contributions vest upon a change in control. Gains or losses are posted to a participant’s account pursuant to his or her selection of various fixed rate, variable rate and Company stock investment alternatives. The plan is unfunded, and benefits are paid following termination of employment, except in cases of disability or hardship.
   BENEFITS AND PERQUISITES – The Company provides certain benefits to all employees such as employer matching contributions to the Company’s qualified retirement plans, an employee stock purchase plan that permits purchases of the Company’s common stock at a discount, life insurance and health and welfare benefit programs. Benefits for executives generally are the same as benefits for all other employees, except that only executive officers and key employees may participate in the Company’s Executive Survivor Plan and Deferred Compensation Plan. Pursuant to the Company’s Executive Survivor Plan, the Company purchases life insurance policies on participating executive officers with death benefits payable to beneficiaries designated by the participating executive officers.
   The Company does not provide any other perquisites to executive officers. The Company pays for the use of non-commercial aircraft on a time-share or rental basis only when such use is for business travel purposes. Accordingly, executive officers reimburse the Company for any personal use of non-commercial aircraft utilized on a time-share or rental basis.
   ACCOUNTING FOR STOCK-BASED COMPENSATION – In fiscal year 2006, the Company recognized stock-based compensation expense for the issuance of stock options and restricted stock, as well as stock purchased by employees under the Company’s employee stock purchase plan pursuant to Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation.” Under this accounting methodology, the Company recognized stock-based compensation expense for the issuance of stock options, restricted stock and the employee stock purchase plan on a straight-line basis over applicable vesting periods. The Company has adopted Statement of Financial Accounting Standards No. 123(R), “Share-Based Payment,” for fiscal year 2007.
   EXECUTIVE STOCK OWNERSHIP GUIDELINES – The Company believes that its executive officers should have a significant financial stake in the Company so that their interests are aligned with those of the shareholders. To that end, the Board of Directors has adopted stock ownership guidelines that describe the Board’s expectations that certain executive officers should own shares of Company stock with an aggregate value that meets or exceeds certain specified multiples of the executive’s base salary. The guidelines provide for an ownership multiple of five times base salary for the Company’s Chief Executive Officer and lower ownership multiples for other executive officers. Executive officers subject to the Company’s executive stock ownership guidelines generally are in compliance, or are progressing toward compliance, with such guidelines.
   COMPENSATION OF CHIEF EXECUTIVE OFFICER – The salary, short-term incentive compensation, and long-term incentive compensation of the Chief Executive Officer generally are determined pursuant to the policies described above for all other executive officers of the Company.
   Mark A. Ernst has served as President and Chief Executive Officer of the Company since January 1, 2001 and as Chairman of

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H&R BLOCK 2006 Proxy Statement

the Board since September 11, 2002. Mr. Ernst is a party to an employment agreement entered into at the time of his employment in 1998. Pursuant to this agreement, Mr. Ernst’s base salary and incentive bonus compensation are reviewed annually by the Compensation Committee. Last year, based upon this review and Mr. Ernst’s performance against individual and strategic objectives, the Compensation Committee recommended and the non-employee directors approved an increase in Mr. Ernst’s annual base rate of salary from $825,000 to $860,000, effective July 1, 2005. In establishing Mr. Ernst’s salary increase, the Compensation Committee considered the Company’s overall performance as well as desired positioning against base salary levels in the market. This year, Mr. Ernst declined to accept any salary increase. Therefore, his salary will remain the same ($860,000) for fiscal year 2007.
   Last year, the Compensation Committee recommended and the Board approved a target award opportunity under the Executive Performance Plan for Mr. Ernst for fiscal year 2006 of $756,800. The target award under the Executive Performance Plan constitutes 80% of Mr. Ernst’s overall short-term incentive compensation target award, half of which is based on earnings per share growth and half upon business-unit-specific metrics. Although, based on the Company’s results for fiscal year 2006, Mr. Ernst earned a non-discretionary payment under the Executive Performance Plan of $355,696 (38% of target), he declined to accept such compensation.
   Also last year, under the Discretionary STI Component of the STI Program a target award of $189,200 (20% of overall target short-term incentive compensation award) was established for Mr. Ernst, with an actual payout to be recommended by the Compensation Committee for approval by the non-employee Board members based upon Mr. Ernst’s progress against strategic priorities reviewed by the Compensation Committee and approved by the Board in June 2005. However, Mr. Ernst declined to accept any payment under the Discretionary STI Component for fiscal year 2006.
   In June 2005 Mr. Ernst was granted an option to purchase 260,000 shares of Common Stock at an option price of $29.175 per share, the last quoted market price for the Company’s Common Stock on June 30, 2005,the date of grant (as adjusted to reflect a two-for-one stock split as of August 22, 2005). Such option has a term of ten years and vests in one-third annual increments beginning on the first anniversary of the date of grant. Mr. Ernst was also awarded 30,000 shares of restricted stock (as adjusted to reflect a two-for-one stock split as of August 22, 2005). Restrictions on such restricted stock lapse over a three-year period in one-third annual increments, beginning June 30, 2006. These awards reflect the Compensation Committee’s desire to provide a competitive long-term incentive opportunity, aligned with shareholders’ interests.
   Mr. Ernst received no other benefits or perquisites during fiscal year 2006 other than those generally available to other executive officers as described in this report.
   In June 2006 Mr. Ernst was granted long-term incentive awards under the Company’s 2003 Long-Term Incentive Compensation Plan. The awards consisted of (i) an option to purchase 376,885 shares of Common Stock at an option price equal to the last quoted market price for the Company’s Common Stock on June 30, 2006 (the date of grant) and (ii) a target award of 33,335 performance shares. The stock option has a ten-year term and vests in one-third annual increments beginning on the first anniversary of the date of grant. The performance shares vest after three years, with the actual number of performance shares Mr. Ernst will ultimately receive depending on the Company’s total shareholder return against a broad market index. These awards reflect the Compensation Committee’s desire to provide a competitive long-term incentive opportunity, aligned with shareholders’ interests.
   REVIEW OF ALL COMPONENTS OF EXECUTIVE COMPENSATION – During the course of fiscal year 2006, the Compensation Committee reviewed all components of compensation for Mr. Ernst and other highly compensated executive officers. This review encompassed all forms of compensation and balances in equity, retirement and non-qualified deferred compensation plans, including base salary, short-term incentive compensation, long-term incentive awards, and other vested benefit payouts. As a part of this review process, the Compensation Committee also reviewed tally sheets of executive termination costs for each of these executive officers, including payments upon any “change of control”.
   TAX CONSIDERATIONS – Section 162(m) of the Internal Revenue Code limits to $1 million the Company’s federal income tax deduction for compensation paid to any one executive officer named in the Summary Compensation Table of the Company’s proxy statement, subject to certain transition rules and exceptions for specified types of performance-based compensation. The Company has designed the H&R Block Executive Performance Plan and a portion of compensation payable under the 2003 Long-Term Executive Compensation Plan so that compensation paid under these plans would be deductible under section 162(m), although individual exceptions may occur.
   The Compensation Committee believes that it is in the Company’s and shareholders’ best interests to maximize tax deductibility when appropriate and consistent with shareholder interests. The Compensation Committee may, however, recommend for Board approval non-deductible compensation when it believes that such

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H&R BLOCK 2006 Proxy Statement

awards are in the best interest of the shareholders, balancing tax efficiency with long-term strategic objectives.

COMPENSATION COMMITTEE

Donna R. Ecton, Chairman
Henry F. Frigon
Roger W. Hale
Tom D. Seip
Louis W. Smith

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H&R BLOCK 2006 Proxy Statement

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION –

The following non-employee directors serve on the Compensation Committee of the Board of Directors: Donna R. Ecton (Chairman), Henry F. Frigon, Roger W. Hale, Tom D. Seip and Louis W. Smith. No directors on the Compensation Committee (a) are or have been officers or employees of the Company or any of its subsidiaries, or (b) had any relationships requiring disclosure in the proxy statement.

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H&R BLOCK 2006 Proxy Statement

SUMMARY COMPENSATION TABLE –

The following table sets forth for the fiscal year ended April 30, 2006 and for the two previous fiscal years the annual, long-term and other compensation paid to the Chief Executive Officer of the Company and to each of the four highest paid executive officers of the Company (other than the Chief Executive Officer) who was serving as an executive officer of the Company at the end of such year.

	Annual Compensation				Long-Term Compensation Awards			Other

				Other	Restricted				Value of
				Annual	Stock	Securities	LTIP	All Other	Total
	Fiscal	Salary	Bonus	Compensation	Award(s)	Underlying	Payouts	Compensation	Compensation
Name and Principal Position	Year	($)	($)(1)	($)(2)	($)(3)	Options (#)	($)	($)(4)	($)(5)

Mark A. Ernst,	2006	854,167	-0-	1,590	879,450	260,000	-0-	70,024	3,734,431
Chairman of the Board,	2005	816,250	394,292	1,509	714,975	220,000	-0-	81,200	3,530,626
President and Chief Executive Officer	2004	768,750	865,477	1,574	430,000	220,000	-0-	90,958	3,412,958

Robert E. Dubrish,	2006	504,692	75,000	40	410,410	140,000	-0-	34,679	2,063,622
President and Chief Executive Officer,	2005	472,372	203,432	42	309,823	170,000	-0-	42,752	2,204,821
Option One Mortgage Corporation	2004	450,000	438,681	40	228,687	180,000	-0-	66,097	2,211,306

William L. Trubeck	2006	461,250	185,000	-0-	410,410	100,000	-0-	20,889	1,819,549
Executive Vice President and	2005	260,795	72,457	120,501	501,250	100,000	-0-	12,557	1,659,561
Chief Financial Officer	2004	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Steven Tait	2006	457,920	300,000	40	410,410	100,000	-0-	42,615	1,952,985
President, RSM McGladrey	2005	429,794	357,095	42	238,325	70,000	-0-	29,642	1,539,298
Business Services, Inc.	2004	400,000	217,008	272	-0-	80,000	-0-	22,216	1,096,296

Nicholas J. Spaeth	2006	410,000	93,000	1,240	293,150	50,000	-0-	31,270	1,199,660
Senior Vice President and	2005	400,000	101,533	-0-	238,325	70,000	-0-	44,182	1,268,440
Chief Legal Officer	2004	100,000	300,000	1,982	1,159,800	400,000	-0-	3,921	3,849,703

NOTES:

(1)	For fiscal year 2006, although Mr. Ernst earned a short-term incentive award under the Company’s short-term incentive compensation programs, he declined such award.
(2)	For fiscal year 2006, (a) the $1,590 figure represents the dollar value of tax preparation and advice provided by the Company to Mr. Ernst; (b) the $40 figure represents payment by the Company for participation by Mr. Dubrish in the Company’s group legal plan; (c) the $40 figure represents payment by the Company for participation by Mr. Tait in the Company’s group legal plan; and (d) the $1,240 figure represents the dollar value of tax preparation and advice provided by the Company to Mr. Spaeth.
(3)	Restricted shares of the Company’s common stock granted pursuant to the Company’s Long-Term Executive Compensation Plan. The awards shown represent grants of restricted shares valued as of the date of the grant. Dividends are paid on the restricted shares when dividends are paid on the Company’s common stock. The restricted shares vest in one-third annual increments beginning one year after the grant date.

▪	Mark A. Ernst – For fiscal year 2006, 30,000 shares granted on June 30, 2005, valued at $29.315 per share. As of April 30, 2006, Mr. Ernst held 56,666 unvested restricted shares with a value of $1,295,668. Mr. Ernst received dividends totaling $26,283 on the restricted shares during fiscal year 2006.
▪	Robert E. Dubrish – For fiscal year 2006, 14,000 shares granted on June 30, 2005, valued at $29.315 per share. As of April 30, 2006, Mr. Dubrish held 28,514 unvested restricted shares with a value of $651,973. Mr. Dubrish received dividends totaling $13,610 on the restricted shares during fiscal year 2006.
▪	William L. Trubeck – For fiscal year 2006, 14,000 shares granted on June 30, 2005, valued at $29.315 per share. As of April 30, 2006, Mr. Trubeck held 27,333 unvested restricted shares with a value of $624,969. Mr. Trubeck received dividends totaling $13,283 on the restricted shares during fiscal year 2006.
▪	Steven Tait – For fiscal year 2006, 14,000 shares granted on June 30, 2005, valued at $29.315 per share. As of April 30, 2006, Mr. Tait held 20,666 unvested restricted shares with a value of $472,528. Mr. Tait received dividends totaling $13,475 on the restricted shares during fiscal year 2006.
▪	Nicholas J. Spaeth – For fiscal year 2006, 10,000 shares granted on June 30, 2005, valued at $29.315 per share. As of April 30, 2006, Mr. Spaeth held 43,333 unvested restricted shares with a value of $990,809. Mr. Spaeth received dividends totaling $25,083 on the restricted shares during fiscal year 2006.

(4)	For fiscal year 2006, these figures include the following: (a) the Company’s matching contributions under the Company’s Deferred Compensation Plan for Executives (“DCP”) of $51,340 (Mr. Ernst), $23,484 (Mr. Dubrish), $24,124 (Mr. Tait), and $14,877 (Mr. Spaeth); (b) the Company’s matching contributions under the H&R Block Retirement Savings Plan (“RSP”) of $15,833 (Mr. Ernst), $7,846 (Mr. Dubrish), $11,827 (Mr. Trubeck), $15,746 (Mr. Tait) and $10,700 (Mr. Spaeth); (c) the insurance premiums paid by the Company with respect to term life insurance maintained by the Company for the benefit of each of the named executive officers of $1,174 (Mr. Ernst), $1,864 (Mr. Dubrish), $635 (Mr. Trubeck), $665 (Mr. Tait), and $564 (Mr. Spaeth); and (d) the economic value of the death benefit provided by the Company’s Executive Survivor Plan (“ESP”) of $1,677 (Mr. Ernst), $1,485 (Mr. Dubrish), $8,426 (Mr. Trubeck), $2,079 (Mr. Tait) and $5,129 (Mr. Spaeth). The imputed income reported from the ESP represents the portion of the premium paid by the Company pursuant to the ESP that is attributable to term life insurance coverage for the executive officer. The ESP provides only an insurance benefit with no cash compensation element to the executive officer.
(5)	For purposes of determining the Value of Total Compensation, stock option awards were valued using the Black-Scholes option pricing model as of the date of grant. Our use of the Black-Scholes model does not necessarily mean we believe or acknowledge that it can accurately determine the value of options. The ultimate value of options, if any, will depend on the future market price of the underlying common stock and the optionee’s individual investment decisions, neither of which can be predicted with any degree of certainty. For fiscal year 2006, stock option awards were valued at $1,929,200 (Mr. Ernst), $1,038,800 (Mr. Dubrish), $742,000 (Mr. Trubeck), $742,000 (Mr. Tait), and $371,000 (Mr. Spaeth).

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H&R BLOCK 2006 Proxy Statement

STOCK OPTION GRANT TABLE –

The following table summarizes options to purchase the Company’s Common Stock granted during the fiscal year ended April 30, 2006 to the executive officers named in the Summary Compensation Table (the “Named Officers”) above.

					Potential Realizable Value
					at Assumed Annual Rates
					of Stock Price Appreciation
	Individual Grants				for Option Term(1)

	Number of	% of Total
	Securities	Options Granted
	Underlying Options	to Employees in	Exercise Price
Name	Granted (#)(2)	Fiscal Year	($/Sh)(2)	Expiration Date	5% ($)	10% ($)

Mark A. Ernst	260,000	3.76	29.175	6/30/2015	4,770,480	12,089,333

Robert E. Dubrish	140,000	2.02	29.175	6/30/2015	2,568,720	6,509,641

William L. Trubeck	100,000	1.45	29.175	6/30/2015	1,834,800	4,649,744

Steven Tait	100,000	1.45	29.175	6/30/2015	1,834,800	4,649,744

Nicholas J. Spaeth	50,000.72		29.175	6/30/2015	917,400	2,324,872

NOTES:

(1)	The amounts shown as potential realizable values on the options identified in the table are based on arbitrarily assumed annualized rates of appreciation in the price of the Company’s Common Stock of five percent and ten percent over the term of the options, as set forth in the rules of the Securities and Exchange Commission relating to proxy disclosure. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock. There can be no assurance that the potential realizable values reflected in this table will be achieved.
(2)	Stock option grants consisted of nonqualified stock options, incentive stock options or a combination of the two types of options. No stock appreciation rights were granted during fiscal year 2006. Options were granted under the 2003 Long-Term Executive Compensation Plan. The exercise price for each option is the fair market value of a share of Common Stock on the date of grant. Options granted to the Named Officers become exercisable one year after the date of grant, at which time they are exercisable on a cumulative basis at a maximum annual rate of one-third of the total number of shares subject to the option. The stock options generally become fully exercisable (a) at any time after the Named Officer reaches the age of 65, retires, and more than one year has elapsed since the date of grant, or (b) upon a change in control of the Company not less than six months after the date of grant. The Named Officer must be employed by the Company or one of its subsidiary corporations at the time of exercise, except that the exercise of the options may take place for limited time periods after the termination of employment in the event of death, retirement, disability or termination without cause. All options expire ten years after the date of grant.

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H&R BLOCK 2006 Proxy Statement

OPTION EXERCISES AND FISCAL YEAR-END VALUES –

The following table summarizes the value realized on the exercise of options during the fiscal year ended April 30, 2006 and presents the value of unexercised options as of such date for the Named Officers. The value of unexercised in-the-money options at fiscal year-end is calculated by determining the difference between the fair market value of the securities underlying the options at fiscal year-end and the exercise price of the options multiplied by the number of shares underlying such option:

Number of
Securities
			Underlying	Value of Unexercised
			Unexercised Options	In-the-Money Options
			at FY-End (#)	at FY-End ($)

	Shares Acquired on	Value	Exercisable (E)/	Exercisable (E)/
Name	Exercise (#)	Realized ($)	Unexercisable (U)	Unexercisable (U)

Mark A. Ernst	-0-	-0-	1,760,009(E)	$16,415,692(E	)
			679,991(U)	$898,233(U	)

Robert E. Dubrish	160,000	$3,058,645	440,674(E)	$1,363,552(E	)
			413,326(U)	$343,500(U	)

William L. Trubeck	-0-	-0-	33,334(E)	$-0-(E	)
			166,666(U)	$-0-(U	)

Steven Tait	-0-	-0-	143,334(E)	$162,133(E	)
			206,666(U)	$81,067(U	)

Nicholas J. Spaeth	-0-	-0-	290,000(E)	$-0-(E	)
			230,000(U)	$-0-(U	)

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H&R BLOCK 2006 Proxy Statement

PERFORMANCE GRAPH –

The graph below sets forth for the five-year period ended April 30, 2006, the cumulative total shareholder return to the Company’s shareholders, as well as the cumulative total return of the Standard & Poor’s 500 Stock Index and the cumulative total return of the Standard & Poor’s Diversified Commercial and Professional Services Index, the published industry index to which the Company is currently assigned by Standard & Poor’s. The performance graph assumes that $100 was invested at the market close on April 30, 2001 and that dividends were reinvested. The data for the graph was furnished by Research Data Group, Inc.

CUMULATIVE TOTAL SHAREHOLDER RETURN –

	4/01	4/02	4/03	4/04	4/05	4/06

H&R BLOCK, INC.	100.00	148.25	145.07	172.24	193.53	181.00
S & P 500	100.00	87.37	75.75	93.08	98.97	114.23
S & P DIVERSIFIED COMMERCIAL AND PROFESSIONAL SERVICES	100.00	108.01	99.48	144.12	132.56	128.22

26

H&R BLOCK 2006 Proxy Statement

EQUITY COMPENSATION PLANS –

The following table provides information about the Company’s Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company’s existing equity compensation plans as of April 30, 2006. The Company currently has four stock-based compensation plans: the 2003 Long-Term Executive Compensation Plan, the 1989 Stock Option Plan for Outside Directors, the 1999 Stock Option Plan for Seasonal Employees, and the 2000 Employee Stock Purchase Plan. The shareholders have approved all of the Company’s stock-based compensation plans. The shareholders approved the 2003 Plan in September 2002 to replace the 1993 Long-Term Executive Compensation Plan, effective July 1, 2003. The 1993 Plan terminated at that time, except with respect to outstanding awards thereunder. The shareholders had approved the 1993 Plan in September 1993 to replace the 1984 Long-Term Executive Compensation Plan, which terminated at that time except with respect to outstanding options thereunder.

	Number of securities to Be Issued	Weighted-average exercise price of	Number of securities remaining available for
	Upon Exercise of Outstanding	outstanding options, warrants	future issuance under equity compensation
	Options, Warrants and Rights	and rights	plans excluding securities reflected in column (A)
Plan category	(A)	(B)	(C)

Equity compensation plans approved by security holders	26,048,000	$21.40	27,355,864
Equity compensation plans not approved by security holders	—	—	—

Total	26,048,000	$21.40	27,355,864

EMPLOYMENT AGREEMENTS, CHANGE-IN-CONTROL AND OTHER ARRANGEMENTS –

Mark A. Ernst is subject to an Employment Agreement with HRB Management, Inc. (“HRB”), an indirect subsidiary of the Company, dated July 16, 1998, whereby effective September 1, 1998, he was employed as the Executive Vice President and Chief Operating Officer of the Company. The Agreement provides for an initial base salary at an annual rate of $400,000; participation in the Company’s Short-Term Incentive Plan; 72,000 restricted shares of the Company’s Common Stock (“Common Stock”) (split-adjusted) awarded on the effective date; and a stock option to purchase 300,000 shares of Common Stock (split-adjusted) granted on the effective date. Base salary and incentive bonus compensation are to be reviewed annually by the Compensation Committee. The Agreement provides that it may be terminated by either party at any time for any reason upon 45 days’ prior written notice, by HRB for “cause,” and by Mr. Ernst for “good reason,” in each case as defined in the Agreement. If the Agreement is terminated by HRB without “cause,” by Mr. Ernst for “good reason,” or by either party during the 180-day period following the date of a “change of control” (as defined in the Agreement) of the Company, HRB is obligated to continue to pay Mr. Ernst’s salary (determined as of the termination date) and provide all other benefits for a period of two years following such termination, as well as a pro rata portion of the incentive bonus compensation to which he would have been entitled had he remained employed through the end of the fiscal year in which such termination occurs. In addition, all outstanding stock options become fully vested and are exercisable for the three-month period following termination, and any restrictions upon Common Stock awarded Mr. Ernst on the effective date lapse and such stock becomes fully vested upon the date of termination.
   Robert E. Dubrish is subject to an Employment Agreement with Option One Mortgage Corporation (“Option One”), an indirect subsidiary of the Company, dated February 9, 2002, and effective June 30, 2001. The Agreement provides for a base salary at an annual rate of $360,000 as of the effective date and a stock option to purchase 60,000 shares of Common Stock (split-adjusted) granted as of the effective date. Base salary and any incentive bonus compensation are to be reviewed annually by the Compensation Committee. The Agreement provides that it may be terminated by either party at any time for any reason upon 45 days’ prior written notice. Option One also has the right to terminate the Agreement without notice upon the occurrence of certain stated events. If Mr. Dubrish incurs a “qualifying termination,” as defined in the H&R Block Severance Plan (the “Severance Plan”), or if the Agreement is terminated by Mr. Dubrish within 180 days following a “change of control” (as defined in the Agreement) of the Company, Option One is obligated to pay to Mr. Dubrish his choice of the level of severance compensation and benefits as would be provided under the Severance Plan as such plan exists either on the effective date of the Agreement or on Mr. Dubrish’s last day of employment. As

27

H&R BLOCK 2006 Proxy Statement

of the effective date, the Severance Plan provides maximum compensation of 18 months of salary and one and one-half times target payout under the STI Program, with the actual amount based upon Mr. Dubrish’s salary and target payout, salary grade and length of service with all subsidiaries of the Company at the time of his termination, as well as a discretionary payment, which may be zero. In addition, in such circumstances, Option One is obligated to provide health, life and disability insurance benefits for up to 12 months following such termination, and all outstanding stock options that would have vested in the 18-month period following termination become fully vested and are exercisable for the three-month period following termination or the severance period.
   William L. Trubeck is subject to an Employment Agreement with HRB, an indirect subsidiary of the Company, dated October 4, 2004, whereby effective October 4, 2004, he was employed as the Executive Vice President, Chief Financial Officer of the Company. The Agreement provides for an initial base salary at an annual rate of $450,000; participation in the Company’s Short-Term Incentive Plan; a stock option to purchase 50,000 shares of the Company’s Common Stock granted on the effective date; and 10,000 shares of Common Stock awarded promptly after the effective date. Base salary is to be reviewed for adjustment no less often than annually. The Agreement provides that it may be terminated by either party at any time for any reason upon 45 days’ prior written notice. HRB also has the right to terminate the Agreement without notice upon the occurrence of certain stated events. If Mr. Trubeck incurs a “qualifying termination” as defined in the Severance Plan, or if the Agreement is terminated by Mr. Trubeck within 180 days following a “change in control” (as defined in the Agreement) of the Company, HRB is obligated to pay Mr. Trubeck his choice of the level of severance compensation and benefits as would be provided under the Severance Plan as such plan exists either on the effective date of the Agreement or on Mr. Trubeck’s last day of employment. As of the effective date, the Severance Plan provides maximum compensation of 18 months of salary and one-twelfth of the target payout under the STI Program multiplied by Mr. Trubeck’s years of service (which shall in no event equal less than 12 years) as well as a discretionary payment, which may be zero. In addition, all restrictions on Common Stock awarded to Mr. Trubeck which would have vested within 18 months after the date of termination, shall lapse and such stock becomes fully vested upon the date of termination, and all outstanding stock options that would have vested in the 18-month period following termination become fully vested and are exercisable for the three-month period following termination or the severance period.
   Steven Tait is subject to an Employment Agreement with HRB Business Services, Inc. (now RSM McGladrey Business Services, Inc.) (“RSM”), an indirect subsidiary of the Company, dated April 1, 2003, whereby effective April 1, 2003, he was employed as President of RSM. The Agreement provides for an initial base salary at an annual rate of $400,000; participation in the Company’s Short-Term Incentive Plan with a target bonus for fiscal year 2004 of $220,000; 7,500 restricted shares of the Company’s Common Stock awarded on the effective date; a stock option to purchase 50,000 shares of Common Stock granted on the effective date; and a stock option to purchase 40,000 shares of Common Stock granted on the date in fiscal year 2004 on which options are granted to all or substantially all other senior executives of the Company and its subsidiaries. Base salary is to be reviewed for adjustment no less than annually. The Agreement provides that it may be terminated by either party at any time for any reason upon 45 days’ prior written notice. RSM also has the right to terminate the Agreement without notice upon the occurrence of certain stated events. If Mr. Tait incurs a “qualifying termination,” as defined in the Severance Plan, or if the Agreement is terminated by Mr. Tait within 180 days following a “change of control” (as defined in the Agreement) of the Company, RSM is obligated to pay to Mr. Tait his choice of the level of severance compensation and benefits as would be provided under the Severance Plan as such plan exists either on the effective date of the Agreement or on Mr. Tait’s last day of employment. As of the effective date, the Severance Plan provides maximum compensation of 18 months of salary and one twelfth of the target payout under the STI Program multiplied by Mr. Tait’s years of service, as well as a discretionary payment, which may be zero. In addition, in such circumstances, RSM is obligated to provide medical, dental, vision, employee assistance, life insurance, cafeteria plan and accidental death and dismemberment insurance benefits for up to 12 months following such termination, and all outstanding stock options that would have vested in the 18-month period following termination become fully vested and are exercisable for the three-month period following termination or the severance period.
   Nicholas J. Spaeth is subject to an Employment Agreement with HRB, an indirect subsidiary of the Company, dated February 2, 2004, whereby effective February 2, 2004, he was employed as the Senior Vice President, Chief Legal Officer of the Company. The Agreement provides for an initial base salary at an annual rate of $400,000; participation in the Company’s Short-Term Incentive Plan; a $300,000 bonus upon completion of Fiscal Year 2004; 20,000 restricted shares of the Company’s Common Stock awarded on the effective date; and a stock option to purchase 200,000 shares of Common Stock granted on the

28

H&R BLOCK 2006 Proxy Statement

effective date. Base salary and incentive bonus compensation are to be reviewed annually by the Compensation Committee. The Agreement provides that it may be terminated by either party at any time for any reason upon 45 days’ prior written notice. HRB also has the right to terminate the Agreement without notice upon the occurrence of certain stated events. If Mr. Spaeth incurs a “qualifying termination,” as defined in the Severance Plan, or if the Agreement is terminated by Mr. Spaeth within 180 days following a “change of control” (as defined in the Agreement) of the Company, HRB is obligated to pay to Mr. Spaeth his choice of the level of severance compensation and benefits as would be provided under the Severance Plan as such plan exists either on the effective date of the Agreement or on Mr. Spaeth’s last day of employment. As of the effective date, the Severance Plan provides maximum compensation of 18 months of salary and one twelfth of the target payout under the STI Program multiplied by Mr. Spaeth’s years of service, as well as a discretionary payment, which may be zero. In addition, in such circumstances, HRB is obligated to provide medical, dental, vision, employee assistance, life insurance, cafeteria plan and accidental death and dismemberment insurance benefits for up to 12 months following such termination, and all outstanding stock options that would have vested in the 18-month period following termination become fully vested and are exercisable for the three-month period following termination or the severance period.
   Stock option agreements entered into on or after June 30, 1996 between the Company and the recipients of stock options granted pursuant to the 1993 Long-Term Executive Compensation Plan and the 2003 Long-Term Executive Compensation Plan contain provisions that accelerate the vesting of options held more than six months in the event of certain changes in control. For purposes of such agreements, changes in control include (i) the purchase or other acquisition by a person, entity or group of persons of beneficial ownership of 20% or more of the Company’s voting securities, (ii) the turnover of more than a majority of the directors on the Board of Directors as a result of a proxy contest or series of contests, (iii) either approval (for agreements entered into prior to June 30, 2001) by the Company’s shareholders or completion (for agreements entered into on or after June 30, 2001) of (A) a reorganization or consolidation such that the shareholders immediately prior to the reorganization or consolidation do not, immediately after such reorganization or consolidation, own more than 50% of the voting securities of the reorganized or consolidated organization, or (B) the sale of all or substantially all of the assets of the Company, or (iv) approval by the Company’s shareholders of a liquidation or dissolution of the Company.

INFORMATION REGARDING SECURITY HOLDERS

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT –

The following table shows as of June 1, 2006 the number of shares of Common Stock beneficially owned by each director and nominee for election as director, by each of the Named Officers and by all directors and executive officers as a group. The number of shares beneficially owned is determined under rules of the Securities and Exchange Commission. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has either sole or shared voting power or investment power and also any shares that the individual has the right to acquire within

29

H&R BLOCK 2006 Proxy Statement

60 days through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power with respect to shares set forth in the following table.

	Number of Shares

	Beneficially		Share Units and		Percent
Name	Owned(1)		Share Equivalents(2)	Total	of Class

Thomas M. Bloch	266,024	(3)	0	266,024	*
Jerry D. Choate	0		0	0	*
Robert E. Dubrish	897,268	(4)	0	897,268	*
Donna R. Ecton	105,268		5,298	110,566	*
Mark A. Ernst	2,484,295	(5)	0	2,484,295	*
Henry F. Frigon	64,000	(6)	15,040	79,040	*
Roger W. Hale	136,689		5,296	141,985	*
Len J. Lauer	0		0	0	*
David B. Lewis	12,000		0	12,000	*
Tom D. Seip	37,400		2,847	40,247	*
Louis W. Smith	76,000		19,177	95,177	*
Nicholas J. Spaeth	384,455	(7)	2,994	387,449	*
Steven Tait	261,736	(8)	0	261,736	*
William L. Trubeck	105,060	(9)	211	105,271	*
Rayford Wilkins, Jr	44,000		9,388	53,388	*
All directors and executive officers as a group (25 persons)	5,930,873	(10)(11)	61,125	5,991,999	1.37%

*	Less than 1%
(1)	Includes shares that on June 1, 2006 the specified person had the right to purchase as of June 30, 2006 pursuant to options granted in connection with the Company’s 1989 Stock Option Plan for Outside Directors or the Company’s Long-Term Executive Compensation Plans, as follows: Mr. Bloch, 44,000 shares; Mr. Dubrish, 704,000 shares; Ms. Ecton, 84,000 shares; Mr. Ernst, 2,193,332 shares; Mr. Frigon, 56,000 shares; Mr. Hale, 92,000 shares; Mr. Lewis, 8,000 shares; Mr. Seip, 32,000 shares; Mr. Smith, 68,000 shares; Mr. Spaeth, 329,999 shares; Mr. Tait, 226,665 shares; Mr. Trubeck, 66,666 shares; and Mr. Wilkins, 44,000 shares.
(2)	These amounts reflect share unit balances in the Company’s Deferred Compensation Plan for Directors, the Company’s Deferred Compensation Plan for Executives and/or the Company’s Stock Plan for Non-Employee Directors. The value of the share units mirrors the value of the Company’s Common Stock. The share units do not have voting rights.
(3)	Mr. Bloch has shared voting and shared investment power with respect to 124,800 of these shares. Mr. Bloch disclaims beneficial ownership of 100,000 shares held by M&H Bloch Partners, LP, except to the extent of his partnership interest therein.
(4)	Includes 28,514 shares of restricted stock granted under the Company’s Long-Term Executive Compensation Plan.
(5)	Includes 56,666 shares of restricted stock granted under the Company’s Long-Term Executive Compensation Plan and 8,014 shares held in the Company’s Employee Stock Purchase Plan (the “ESPP”).
(6)	Mr. Frigon has shared voting and shared investment power with respect to 8,000 of these shares.
(7)	Includes 43,333 shares of restricted stock granted under the Company’s Long-Term Executive Compensation Plan and 860 shares held in the ESPP.
(8)	Includes 20,666 shares of restricted stock granted under the Company’s Long-Term Executive Compensation Plan.
(9)	Includes 27,333 shares of restricted stock granted under the Company’s Long-Term Executive Compensation Plan and 395 shares held in the Company’s Retirement Savings Plan.

(10)	Includes shares held by certain family members of such directors and officers or in trusts or custodianships for such members (directly or through nominees) in addition to 4,804,597 shares which such directors and officers have the right to purchase as of June 30, 2006 pursuant to options granted in connection with the Company’s stock option plans.
(11)	Includes 5,798,073 shares held with sole voting and investment powers and 132,800 shares held with shared voting and investment powers.

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H&R BLOCK 2006 Proxy Statement

PRINCIPAL SECURITY HOLDERS –

The following table sets forth the name, address and share ownership of each person or organization known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company. The information provided is based upon Schedule 13G filings with the Securities and Exchange Commission

		Percent of
	Shares	Common
Name and Address	Beneficially	Stock
of Beneficial Owner	Owned	Outstanding

Barclays Global Investors, NA	16,597,099	5.07%(1)
45 Fremont Street
San Francisco, California 94105

Warren E. Buffett,	18,538,100	5.70%(2)
Berkshire Hathaway Inc.,
OBH, Inc., and National
Indemnity Company
1440 Kiewit Plaza
Omaha, Nebraska 68131

Franklin Resources, Inc.	21,796,714	6.70%(3)
One Franklin Parkway
San Mateo, California 94403-1906

Harris Associates L.P.	27,362,870	8.35%(4)
Harris Associates Inc.
Two North LaSalle Street, Suite 500
Chicago, Illinois 60602-3790

Davis Selected Advisers, L.P.	38,265,934	11.79%(5)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

(1)	Information as to the number of shares and the percent of Common Stock outstanding is as of December 31, 2005 and is furnished in reliance on the last-filed Schedule 13G of Barclays Global Investors, NA filed on January 26, 2006. The Schedule 13G indicates that Barclays Global Investors, NA, Barclays Global Fund Advisors, Barclays Global Investors, Ltd., and Barclays Global Investors Japan Trust and Banking Company Limited each have sole voting and dispositive power over a portion of the shares. The Schedule 13G indicates that the number of shares beneficially owned includes 16,104,247 shares with sole voting power, and 16,597,099 shares with sole dispositive power.
(2)	Information as to the number of shares and the percent of Common Stock outstanding is as of December 31, 2005 and is furnished in reliance on the last-filed Schedule 13G of Berkshire Hathaway Inc., filed on February 14, 2006. The Schedule 13G indicates that Warren E. Buffett, Berkshire Hathaway Inc., OBH, Inc. and National Indemnity Company share voting and dispositive power over the shares.
(3)	Information as to the number of shares and the percent of Common Stock outstanding is as of December 31, 2005 and is furnished in reliance on the last-filed Schedule 13G of Franklin Resources, Inc. filed on February 13, 2006. The Schedule 13G indicates that Templeton Global Advisors Limited has sole voting power with regard to 19,183,574 shares, sole dispositive power with regard to 19,344,974 shares, and shared dispositive power with regard to 38,600 shares.
(4)	Information as to the number of shares and the percent of Common Stock outstanding is as of December 31, 2005 and is furnished in reliance on the Schedule 13G of Harris Associates L.P., Harris Associates Inc., and Harris Associates Investment Trust, 36-4032559 series designated The Oakmark Select Fund filed on February 14, 2006. The Schedule 13G indicates that the number of shares beneficially owned includes 27,362,870 shares with shared voting power, 4,884,670 shares with sole dispositive power and 22,478,200 shares with shared dispositive power. The Oakmark Select Fund, as a series of the Harris Associates Investment Trust, owns 16,519,600 shares (5.04%).
(5)	Information as to the number of shares and the percent of Common Stock outstanding is as of December 31, 2005 and is furnished in reliance on the Schedule 13G of Davis Selected Advisers, L.P., filed on February 14, 2006.

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H&R BLOCK 2006 Proxy Statement

OTHER MATTERS

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE –

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers and beneficial owners of more than 10% of any class of the Company’s equity securities to file reports of ownership and changes in ownership of the Company’s Common Stock. To the best of the Company’s knowledge, all required reports were filed on time and all transactions by the Company’s directors and executive officers were reported on time except for: (1) failure to timely report on Form 4 for David Baker Lewis the purchase of 1,000 shares of the Company’s Common Stock on July 15, 2005; and (2) failure to timely report on Form 4 for Henry F. Frigon the acquisition of units of the Company’s Common Stock through dividend reinvestment under the H&R Block Stock Plan for Non-Employee Directors and the H&R Block Deferred Compensation Plan for Directors on April 3, 2006. These failures to timely report were inadvertent and, as soon as the oversights were discovered, the transactions were promptly reported.

SHAREHOLDER PROPOSALS AND NOMINATIONS –

For a shareholder proposal to be considered for inclusion in the Company’s Proxy Statement for the 2007 Annual Meeting pursuant to Rule 14a-8 of the Securities and Exchange Commission, the Company must receive notice at our offices at One H&R Block Way, Kansas City, Missouri 64105, Attention: Corporate Secretary, on or before April 18, 2007. Applicable Securities and Exchange Commission rules and regulations govern the submission of shareholder proposals and our consideration of them for inclusion in next year’s proxy statement and form of proxy.
   Pursuant to the Company’s bylaws, for any business not included in the proxy statement for the 2007 Annual Meeting to be brought before the meeting by a shareholder, the shareholder must give timely written notice of that business to the Corporate Secretary. To be timely, the notice must be received no later than July 2, 2007 (45 days prior to August 16, 2007). The notice must contain the information required by the Company’s bylaws. Similarly, a shareholder wishing to submit a director nomination directly at an annual meeting of shareholders must deliver written notice of the nomination within the time period described in this paragraph and comply with the information requirements in our bylaws relating to shareholder nominations.

A proxy may confer discretionary authority to vote on any matter at a meeting if we do not receive notice of the matter within the time frames described above. A copy of the Company’s bylaws is available on our website at www.hrblock.com under the tab “Our Company” and then under the heading “Block Investors” and then “Corporate Governance,” or upon request to: H&R Block, Inc., 4400 Main Street, Kansas City, Missouri 64111 (such address to change to One H&R Block Way, Kansas City, Missouri 64105 in September 2006), Attention: Corporate Secretary. The Chairman of the meeting may exclude matters that are not properly presented in accordance with the foregoing requirements.

The Board of Directors knows of no other matters which will be presented at the meeting, but if other matters do properly come before the meeting, it is intended that the persons named in the proxy will vote according to their best judgment.

By Order of the Board of Directors

BRET G. WILSON
Secretary

32

H&R BLOCK 2006 Proxy Statement

APPENDIX A

H&R BLOCK, INC. BOARD OF DIRECTORS INDEPENDENCE STANDARDS

Pursuant to New York Stock Exchange listing standards, no director qualifies as being an independent director unless the Board of Directors affirmatively determines that the director has no material relationship with H&R Block, Inc. or any of its subsidiaries (collectively, the “Company”), either directly or indirectly as a partner, shareholder or officer of an organization that has a relationship with the Company.
   The Board of Directors has established the categorical standards to assist it in determining the independence of directors. Pursuant to these standards, a director will not be considered independent if:

▪	At any time during the three years immediately preceding the date of determination, the director was an employee of the Company or any of the director’s immediate family was an executive officer of the Company.
▪	At any time during the three years immediately preceding the date of determination, the director (or any of the director’s immediate family) received more than $100,000 per year in direct compensation from the Company other than (i) director or committee fees (including fees for service on the board of directors of subsidiary or affiliated companies) and (ii) pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).
▪	At any time during the three years immediately preceding the date of determination, the director has been employed by (or affiliated with) a present or former internal or external auditor of the Company that had an auditing relationship with the Company during such three year period or any of the director’s immediate family members have been so affiliated or employed in a professional capacity.
▪	At any time during the three years immediately preceding the date of determination, either the director, or any of the director’s immediate family members, has been employed as an executive officer of another company for which an executive officer of the Company serves on the compensation (or equivalent) committee.
▪	At any time during the three years immediately preceding the date of determination, the Company made payments to, or received payments from, a company, firm or professional entity of which or in which (i) the director is currently is an executive officer, partner or employee, or owns in excess of a 10% equity interest or (ii) the director’s immediate family members currently is an executive officer or partner or owns in excess of a 10% equity interest; provided that such payments are in an amount exceeding the greater of $1 million or 2% of such other company’s consolidated gross revenues for such other company’s most recent full fiscal year.
▪	The director (or any of the director’s immediate family) serves as an officer, director or trustee of a charitable organization to which the Company gives directly or indirectly through its foundation, more than $200,000 or 5% of the organization’s total annual charitable receipts during its last full fiscal year (whichever is greater).
   An individual will be considered to be affiliated with a corporation or other entity if that individual controls, is controlled by or is under common control with the corporation or other entity. An “immediate family member” includes a person’s spouse, parents, children, siblings, mothers in law, fathers in law and any one (other than domestic employees) who shares such person’s home.
   The Board of Directors will determine the independence of any director with a relationship to the Company that is not covered by the above standards.

A-1

H&R BLOCK 2006 Proxy Statement

APPENDIX B

H&R BLOCK, INC. BOARD OF DIRECTORS AUDIT COMMITTEE CHARTER
(AS AMENDED AND RESTATED MARCH 1, 2006)

ROLE OF THE AUDIT COMMITTEE –

The role of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of the Company’s internal audit function and independent auditor. References to “Company” in this Charter shall refer to the Company and all of its subsidiaries. The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

COMMITTEE COMPOSITION –

The Audit Committee shall consist of at least three directors, all of whom shall meet the independence, financial literacy and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission. At least one member of the Audit Committee shall be an “audit committee financial expert” as defined by the Commission. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies unless the Board of Directors shall specifically determine that such simultaneous service shall not impair such member’s ability to effectively serve on the Audit Committee and the Company discloses such determination pursuant to New York Stock Exchange listing requirements or other applicable requirements. Committee members shall serve as members until their successors are elected and qualified or until their earlier resignation or removal. Any member of the Committee may be removed, with or without cause, by the Board at any time.

AUDIT COMMITTEE MEETINGS –

▪	The Audit Committee shall hold at least four regular meetings annually, and shall meet more frequently as deemed necessary. Special meetings of the Committee may be called by the Chairman of the Audit Committee. A majority of the members of the Committee shall constitute a quorum sufficient for the taking of any action by the Committee.
▪	The Committee shall periodically and at least quarterly meet with the independent auditor, the Director of Internal Audit (or person with similar responsibilities) and management of the Company in separate executive sessions to discuss any matters that the Committee or each such group or person believes should be discussed privately.
▪	The Committee shall request members of management, counsel, the Internal Audit Department and the Company’s independent auditor, as applicable, to participate in Committee meetings, as deemed appropriate by the Committee. The Committee shall periodically meet in private session with only Committee members as it deems appropriate.
▪	The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate.
▪	The Committee shall periodically report on its meetings and other activities to the Board of Directors.

RESPONSIBILITIES AND DUTIES –

CHARTER/ REPORT
The Audit Committee shall review and reassess the adequacy of the Audit Committee Charter on an annual basis, or more frequently as needs dictate, and recommend to the Governance and Nominating Committee and/or the Board of Directors any revisions considered appropriate.

INDEPENDENT AUDITOR AND OTHER INDEPENDENT ACCOUNTANTS AND ADVISORS

The independent auditor for the Company is ultimately accountable to the Board of Directors and the Audit Committee of the Company and shall report directly to the Audit Committee.
   The Audit Committee shall:

▪	Have sole authority over the appointment, retention, discharge or replacement of the independent auditor.

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H&R BLOCK 2006 Proxy Statement

▪	Be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, with the Company providing appropriate funding, as determined by the Audit Committee, for payment of such compensation.
▪	Pre-approve all auditing services and permitted non-auditing services (including the fees and terms thereof) to be performed for the Company by its independent auditor as required and permitted by Section 10A(i)(1) of the Exchange Act. Such pre-approvals may be made pursuant to policies and procedures established by the Audit Committee in accordance with the rules and regulations promulgated by the Commission under the Exchange Act, as such rules and regulations may be modified or supplemented from time to time (“SEC Rules”).
▪	Receive and discuss with management and the independent auditor the letter from the independent auditor regarding the auditor’s independence required by the Independence Standards Board No. 1 (Independence Discussions with Audit Committees), as such Standard may be modified or supplemented from time to time.
▪	Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company.
▪	Periodically and at least annually review, evaluate and discuss with the independent auditor such auditor’s independence, effectiveness and performance, including the lead partner of the independent auditor team and any disclosed relationships or services that may impact the objectivity and independence of the independent auditor.
▪	Ensure the rotation of the audit partners as required by the SEC Rules. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.
▪	Present its conclusions regarding its evaluation of the independent auditor to the Board of Directors and recommend to the Board any appropriate action to satisfy the Committee and/or the Board of the qualifications, performance and independence of the independent auditor.
▪	Approve the audit plan and the scope of the audit on an annual basis or as otherwise necessary, and approve any modifications thereto.
▪	Review the extent to which independent public accountants other than the principal independent auditor are used by the Company and the rationale for such use.
▪	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who were engaged on the Company’s account consistent with the SEC Rules.

INTERNAL AUDITORS

The Audit Committee shall:

▪	Review and approve the appointment, replacement, reassignment or dismissal of the Director of Internal Audit (or person with similar responsibilities) and periodically and at least annually review the performance of the Director of Internal Audit.
▪	At least annually review and approve the internal audit plan, and periodically ensure adequate resources are available to execute the plan.
▪	Review the results of completed internal audits with the Director of Internal Audit and monitor corrective actions taken by management, as deemed appropriate.
▪	Review with the independent auditor its assessment of Internal Audit Department practices and objectivity.

FINANCIAL REPORTING AND RISK CONTROL

The Audit Committee shall:

▪	Review the coordination of audit efforts of the Internal Audit Department and the independent auditor to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.
▪	Meet to review and discuss with management and the independent auditor the Company’s audited financial statements and quarterly financial statements prior to filing with the Commission, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the results of the independent auditor’s audit or review of such financial statements.
▪	Review with the independent auditor the independent auditor’s evaluation of the Company’s financial, accounting and internal audit personnel, and the cooperation received by the independent auditor during the course of the audit.
▪	Review any significant disagreement between management and either the independent auditor or the Internal Audit

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H&R BLOCK 2006 Proxy Statement

Department in connection with the preparation of the financial statements.
▪	Discuss with management and the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.
▪	Review and discuss reports from the independent auditors on (a) all critical accounting policies and practices to be used, (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (c) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.
▪	Discuss with the independent auditor and management (a) the significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles and (b) the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.
▪	Make recommendations to the Board of Directors as to whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K for the last fiscal year for the filing with the Commission.
▪	Receive from management and the independent auditor timely analysis of significant current financial reporting issues.
▪	Review with management, the Internal Audit Department and the independent auditor the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures (including the Company’s risk assessment and risk management policies), any major issues as to the adequacy of the Company’s internal controls, and any special audit steps adopted in light of any material control deficiencies.
▪	Discuss with management the Company’s earnings press releases, including the use of “pro forma” or other “non-GAAP financial measures,” as well as financial information and earnings guidance provided to analysts and rating agencies.
▪	Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.
▪	Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

ETHICAL AND LEGAL COMPLIANCE AND
OTHER RESPONSIBILITIES

The Audit Committee shall:

▪	Establish, review and update (or cause management to update) periodically the H&R Block, Inc. Code of Ethics & Conduct (the “Code”) and assure that management has established a system to enforce the Code.
▪	Review and approve the appointment, replacement, reassignment or dismissal of the Ethics Program Director under the Code and periodically review his or her performance.
▪	Review reports concerning compliance of the Company’s directors, management, associates and others to whom the Code applies.
▪	Review the results of the Internal Audit Department’s annual audit of corporate officer expenses and perquisites.
▪	Review with the Company’s General Counsel and, when appropriate, outside counsel legal compliance matters and any legal matter that could have a significant impact on the Company’s financial statements.
▪	Conduct or authorize investigations into any matters within the scope of the Committee’s responsibilities.
▪	As appropriate, obtain advice and assistance from outside legal, accounting or other advisors, with the Company providing for appropriate funding, as determined by the Audit Committee, for payment of compensation to such advisors.
▪	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.
▪	Annually evaluate its own performance.

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H&R BLOCK 2006 Proxy Statement

LIMITATION OF AUDIT COMMITTEE’S ROLE –
While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

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H&R BLOCK 2006 Proxy Statement

APPENDIX C

H&R BLOCK, INC.
1999 STOCK OPTION PLAN FOR SEASONAL EMPLOYEES
(AS AMENDED)

ARTICLE 1. ESTABLISHMENT OF THE PLAN. –

H&R BLOCK, INC., a Missouri corporation (the “Company”), hereby formulates and adopts the 1999 Stock Option Plan for Seasonal Employees (the “Plan”) whereby there may be granted to seasonal employees of H&R Block Services, Inc. (an indirect subsidiary of the Company) and the direct and indirect, majority-owned subsidiaries of H&R Block Services, Inc. (such corporation, such direct and indirect subsidiaries, and their successor entities, if any, to be referred to herein as “Tax Services”), options to purchase shares of the Company’s Common Stock, without par value (such shares being hereinafter sometimes referred to for convenience as “Common Stock” or “stock” or “shares”).

ARTICLE 2. PURPOSE OF THE PLAN. –

The purpose of the Plan is to advance and promote the interests of the Company, Tax Services and the Company’s stockholders by providing a method whereby seasonal employees of Tax Services may acquire Common Stock under options to purchase the same subject to the conditions hereinafter or therein provided. The Plan is further intended to provide seasonal employees who may be granted such options with additional incentive to continue in the employ of Tax Services on a seasonal basis and to increase their efforts to promote the best interests of the Company, Tax Services and the Company’s stockholders.

ARTICLE 3. ADMINISTRATION OF THE PLAN. –

The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the “Committee”) consisting of three or more directors of the Company, to be appointed by and to serve at and during the pleasure of the Board of Directors of the Company. All references herein to the Committee shall be deemed to mean the Board of Directors of the Company if the Board has not appointed a Committee. A majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be valid acts of the Committee. The Committee shall have full power and authority to construe, interpret and administer the Plan and, subject to the powers herein specifically reserved to the Board of Directors and to the other provisions of this Plan, to make determinations which shall be final, conclusive and binding upon all persons, including without limitation the Company, Tax Services, the stockholders, the Board of Directors and any persons having any interest in any options which may be granted under the Plan. The Committee may impose such additional conditions upon the grant and exercise of options under this Plan as may from time to time be deemed necessary or desirable, in the opinion of counsel of the Company, to comply with applicable laws and regulations. The Committee from time to time may adopt rules and regulations for carrying out the Plan.

ARTICLE 4. ELIGIBILITY. –

Options shall be granted on June 30 of each year the Plan is in effect (the “date of grant”) only to “Eligible Seasonal Employees” of Tax Services for such year. The term “Eligible Seasonal Employees” for any calendar year during which the Plan is in effect shall include all those employees of Tax Services who (a) are hired to perform for limited periods of time during such year jobs specifically designated by Tax Services to be seasonal jobs and (b) have adhered to the working hours agreed upon during such year.

ARTICLE 5. STOCK SUBJECT TO THE PLAN. –

The shares of Common Stock to be issued upon exercise of the options granted under the Plan shall be made available, at the discretion of the Board of Directors of the Company, either from authorized but unissued stock of the Company or from shares that have been purchased by the Company from any source whatever, but the aggregate number of shares for which options may be granted under the Plan shall not exceed 46,000,000 shares of Common Stock of the Company. If an option granted under the Plan shall be surrendered or shall for any reason whatsoever expire or terminate in whole or in part without the exercise thereof, then the shares of stock which were subject to any such option shall, if the Plan shall then be in effect, be available for options thereafter granted under the Plan.

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H&R BLOCK 2006 Proxy Statement

ARTICLE 6. METHOD OF PARTICIPATION. –

Each Eligible Seasonal Employee who either (i) is an employee of Tax Services on April 15 (or the next business day if it falls on a Saturday, Sunday or holiday) of each calendar year the Plan is in effect, or (ii) has been an employee of Tax Services for at least an aggregate of 100 working days during the 12-month period ending with the date of grant, shall be granted an option to purchase one share of Common Stock for each $100 of the total compensation earned by him or her during and throughout the 12-month period ending with the date of grant (such total compensation during such period to be referred to herein as “Total Compensation”), provided, however, that (a) each Eligible Seasonal Employee who is not entitled to an option grant under the provisions of this Article 6 on June 30, 1999 (regardless of whether or not such Eligible Seasonal Employee was employed on or before such date), but who, with respect to any subsequent date of grant during the term of the Plan, otherwise meets the requirements of this Article 6, shall be granted as of such subsequent date of grant an option to purchase one share of Common Stock for each $200 of Total Compensation in lieu of an option to purchase one share of Common Stock for each $100 of Total Compensation, (b) no employee shall be granted an option to purchase in excess of 100 of said shares in any calendar year under the Plan, (c) no employee shall be granted an option if such employee’s Total Compensation for the applicable year is less than $4,000 ($500 for an option granted on June 30, 1999), and (d) any fractional shares which would otherwise be subject to an option under the Plan shall be adjusted to the nearest whole number of shares. As promptly as possible after June 30 of each year the Plan is in effect (but effective as of such date), each Eligible Seasonal Employee shall be notified in writing of the number of shares optioned to him or her under the Plan, the option price and the terms and conditions of said option, as described in Article 9.

ARTICLE 7. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. –

In the event a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, or other change in the corporate structure or capitalization affecting the Company’s capital stock shall occur, an appropriate adjustment shall be made in (a) the number of shares of stock available for options under the Plan and subject to outstanding options, (b) the purchase price per share for each outstanding option, and (c) the provisions of Article 6, provided that, no adjustment shall be made in the provisions of Article 6 in the event of a stock dividend or stock split. Any adjustment to the Plan shall be made by the Board of Directors and, when so made, shall be effective and binding for all purposes of the Plan and of all options then outstanding.

ARTICLE 8. OPTION PRICE. –

Each year this Plan is in effect, the purchase price per share under each option granted during such year shall be equal to the last reported sale price, regular way, for the Common Stock on the New York Stock Exchange (or, if the stock is not then traded on such exchange, the last reported sale price, regular way, on such other national exchange or NASDAQ or other system on which such stock is traded and reported), in each case on the date of grant (or if said date falls on a non-business day then on the next preceding business date on which the stock is quoted) of such year.

ARTICLE 9. TERMS AND CONDITIONS OF OPTIONS. –

The terms and conditions of each option granted hereunder shall be set forth in a written notice to the employee to whom such option is granted. Said terms and conditions shall be consistent with the provisions of the Plan and shall include but not be limited to the following:
   A. Continuation of Employment. The grant of an option under this Plan shall not confer on the optionee any right to continue in the employ of Tax Services or to be employed by the Company or any of its subsidiaries, nor shall it limit the right of Tax Services to terminate the employment of any optionee at any time.
   B. Periods of Exercising Option. An option may be exercised only between the dates of September 1 through November 30 of either of the two calendar years immediately following the calendar year in which said option was granted, and said option shall expire as to all shares subject thereto which are not so exercised.
   C. Conditions of Exercising Option. If an optionee shall not be an Eligible Seasonal Employee, as defined in Article 4, for a year in which he or she would be otherwise entitled to exercise an option under this Plan (“Exercise Year”), or shall not have earned actual Total Compensation during the 12-month period ending on June 30 of such Exercise Year which is at least equal to 50% of the actual Total Compensation earned by him or her during the 12-month period ending on June 30 of the year in which the option was granted (“Grant Year”), he or she shall not be entitled to exercise his or her option for such Grant Year; provided, however, if the optionee shall become a full-time employee of the Company or any of its subsidiaries (including, but not limited to, Tax Services) prior to August 1 of such Exercise Year he or she shall be entitled to exercise said option for such Grant Year, provided he or she is a full-time employee of the Company or one of its subsidiaries at the time the option is exercised. The option

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H&R BLOCK 2006 Proxy Statement

must be exercised by the optionee in writing (unless otherwise authorized by the Company) within the periods above specified with respect to all or part of the shares optioned and accompanied by full payment of the option price thereof. Only one exercise shall be permitted with respect to a single option. If an optionee exercises an option for less than all of the shares subject to such option, the optionee shall lose all rights to exercise the option for the balance of the shares subject to the option. No optionee will be deemed to be a holder of any shares subject to an option unless and until certificates for such shares are issued to him or her under the terms of the Plan. As used herein, “full-time employee” means an individual in the employ of the Company or one of its subsidiaries in a job designated by the applicable employer to be a full-time job.
   D. Non-transferability of Option; Termination upon Death. The option shall be exercisable only by the optionee and shall not be transferable by him or her. The option shall terminate upon the death of the optionee.
   E. Qualification of Stock. Each option shall be subject to the requirement that if at any time the Board of Directors of the Company shall determine, in its discretion, that qualification or registration of the shares of stock thereby covered under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the granting of such option or the purchase of shares thereunder, the option may not be exercised in whole or in part unless and until such qualification or registration, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors of the Company, at its discretion.

ARTICLE 10. AMENDMENT AND DISCONTINUANCE. –

The Board of Directors of the Company shall have the right at any time during the continuance of the Plan to amend, modify, supplement, suspend or terminate the Plan, provided that no employee’s rights existing at the effective time of such amendment, modification, supplement, suspension or termination are adversely affected thereby, and provided further that, in the absence of the approval of the holders of a majority of the shares of Common Stock of the Company present in person or by proxy at a duly constituted meeting of the shareholders of the Company, no such amendment, modification or supplement shall (i) increase the aggregate number of shares of Common Stock that may be issued under the Plan, unless such increase is by reason of any change in the capital structure referred to in Article 7 hereof, (ii) materially modify the requirements as to eligibility for participation in the Plan, or (iii) materially increase the benefits accruing to participants under the Plan.

ARTICLE 11. EFFECTIVE DATE; EXPIRATION OF PLAN. –

The Plan shall be effective on June 30, 1999 (with the grant of options on that date) and, unless extended, shall terminate on December 31, 2009, but no termination of the Plan, whether under the provisions of this Article 11 or otherwise, shall affect the continuance of any option granted hereunder prior to said date.

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IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING, WHETHER OR NOT YOU ATTEND THE MEETING IN PERSON. TO MAKE SURE THAT YOUR SHARES ARE REPRESENTED, WE URGE YOU TO VOTE AS SOON AS POSSIBLE BY PROXY BY (A) INTERNET, (B) TELEPHONE, OR (C) MAIL BY FOLLOWING THE INSTRUCTIONS SET FORTH BELOW.
Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐

1.	ELECTION OF DIRECTORS. INSTRUCTION: To withhold authority to vote for any individual nominee(s), clearly cross out the name below.	FOR all nominees listed (except as marked to the contrary)		WITHHOLD AUTHORITY to vote for all nominee(s) listed
NOMINEES ARE: FOR
	CLASS II DIRECTORS,	☐		☐
01 JERRY D. CHOATE,
02 HENRY F. FRIGON,
03 ROGER W. HALE, AND
04 LEN J. LAUER

		FOR	AGAINST	ABSTAIN
2.	Approval of an amendment to the 1999 Stock Option Plan for Seasonal Employees to extend the Plan for three years, such that it will terminate, unless further extended, on December 31, 2009.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	Approval of the material terms of performance goals for performance shares issued pursuant to the 2003 Long-Term Executive Compensation Plan.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
4.	Ratification of the appointment of KPMG LLP as the Company’s independent accountants for the year ending April 30, 2007.	☐	☐	☐

Choose MLinkSM for Fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

Dated                                                             2006

SIGNATURE

SIGNATURE OF SHAREHOLDER(S)
(Please date and sign exactly as name appears at the left and return in the enclosed postage paid envelope. If the shares are owned in joint names, all joint owners should sign.)

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

     Please consider consenting to receive future annual reports, proxy statements and other Company communications electronically via the Internet by enrolling at www.melloninvestor.com/ISD. Many of our shareholders have expressed a desire to receive these communications electronically instead of by mail. By consenting, the Company will save the expense associated with distributing paper copies of the materials. If you consent, you will receive timely postal notice of the availability of any such communication on the Company’s website and upon your written request to the Company you will receive paper copies of such documents. You may wish to view the 2006 annual meeting materials on the Company’s website at www.hrblock.com/about/investor/proxy.html to determine if you would like to receive these materials electronically in the future.
You can view the Annual Meeting materials on the Internet at
http://www.hrblock.com/about/investor/proxy.html

H&R BLOCK, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE HEREOF. IF NO SUCH SPECIFICATION IS MADE, IT WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.
The undersigned hereby appoints Tom D. Seip, Louis W. Smith and Rayford Wilkins, Jr., and each of them, the proxies (acting by a majority, or if only one be present, then that one shall have all of the powers hereunder), each with full power of substitution, for and in the name of the undersigned to represent and to vote all shares of stock of H&R BLOCK, INC., a Missouri corporation, of the undersigned at the annual meeting of shareholders of said corporation to be held in the H&R Block City Stage Theater at Union Station, 30 West Pershing (corner of Pershing and Main), Kansas City, Missouri, on Thursday, September 7, 2006, commencing at 9:00 a.m., Kansas City time (CDT), and at any adjournment thereof, notice of said meeting and the proxy statement furnished herewith having been received by the undersigned and, without limiting the authority hereinabove given, said proxies or proxy are expressly authorized to vote in accordance with the undersigned’s direction as to those matters set forth on the reverse side hereof and in accordance with their best judgment in connection with the transaction of such other business, if any, as may properly come before the meeting.
BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS FORM

Address Change/Comments (Mark the corresponding box on the reverse side)

August 16, 2006
Dear Shareholder:
The annual meeting of shareholders of H&R Block, Inc. will be held in the H&R Block City Stage Theater at Union Station, 30 West Pershing (corner of Pershing and Main), Kansas City, Missouri, at 9:00 a.m., Kansas City time (CDT), on Thursday, September 7, 2006.
Please note that the number of shares entitled to be voted at the meeting is the number of shares held of record as of the close of business on July 5, 2006. It is important that your shares are represented at this meeting. Whether or not you plan to attend the meeting in person, please review the enclosed proxy material and vote by proxy by promptly (a) calling the number listed on the reverse side, (b) accessing the web site listed on the reverse side or (c) completing the proxy form attached above and returning it in the postage paid envelope provided.

You can now access your H&R Block account online.
Access your H&R Block shareholder/stockholder account online via Investor ServiceDirect® (ISD).
Mellon Investor Services LLC, Transfer Agent for H&R Block, now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN
Visit us on the web at http://www.melloninvestor.com
For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time